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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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DATALINK CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DATALINK CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 12, 2011

        The Annual Meeting of Shareholders of Datalink Corporation will be held at the offices of Datalink located at 8170 Upland Circle, Chanhassen, Minnesota, on Thursday, May 12, 2011, at 3:00 p.m. local time for the following purposes:

          1.     To elect seven directors, each to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

          2.     To approve the Company's 2011 Incentive Compensation Plan.

          3.     To ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

          4.     To act upon any other business as may properly come before the Annual Meeting.

        Holders of our common stock at the close of business on March 15, 2011 will be entitled to vote at the Annual Meeting.

By Order of the Board of Directors,

Gregory T. Barnum,
 Secretary

Minneapolis, Minnesota
March 31, 2011

        To assure your representation at the meeting, please sign, date and return your proxy on the enclosed proxy card whether or not you expect to attend in person. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS ON MAY 12, 2011.

Our Notice of Annual Meeting of Shareholders, Proxy Statement and 2010 Annual Report to

Shareholders are available on the Datalink website at www.datalink.com/annualreport.

PROXY STATEMENT
OF
DATALINK CORPORATION
8170 Upland Circle
Chanhassen, Minnesota 55317-8589

GENERAL INFORMATION

        This Proxy Statement is furnished to the shareholders of Datalink Corporation in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting of Shareholders or any adjournments or postponements of that meeting. The Annual Meeting will be held at the offices of Datalink, located at 8170 Upland Circle, Chanhassen, Minnesota, on Thursday, May 12, 2011, at 3:00 p.m. local time. The mailing of this Proxy Statement to shareholders commenced on or about March 31, 2011.

        We have enclosed a proxy card for your use. The Board of Directors solicits you to MARK, SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. Any proxy given to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. However, if no direction is given by a shareholder, the shares will be voted as recommended by our Board of Directors.

        The giving of a proxy does not preclude the right to vote in person should a shareholder giving the proxy so desire. Any shareholder giving a proxy may revoke it any time prior to its use, either by voting in person at the Annual Meeting or by giving our Secretary a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting.

        We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies, and the cost of forwarding the material to the beneficial owners of the common stock. Our directors, officers and regular employees may solicit proxies by telephone or personal conversation. No additional compensation will be paid to our directors, officers or other regular employees for such services. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of our proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in doing so.

        An action of the shareholders requires the affirmative vote of the holders of a majority of the voting power of all voting shares represented in person or by proxy at a duly held meeting of shareholders at which a quorum is present, except where a larger proportion is required by Minnesota law. A quorum consists of a majority of the shares issued and outstanding and entitled to vote, the holders of which are present in person or represented by proxy.

        If a shareholder submits a proxy but abstains from voting on any matter, other than the election of directors, the abstention will be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business as well as shares entitled to vote on that particular matter. Accordingly, a shareholder abstention on any matter will have the same effect as a vote against that matter.

        Under New York Stock Exchange Rules applicable to brokers dealing in our securities, if a broker holds a beneficial owner's shares in its name and does not receive voting instructions from the beneficial owner, the broker has discretion to vote these shares on certain "routine" matters. A routine matter would include ratification of the appointment of McGladrey & Pullen, LLP, as our independent registered public accounting firm. However, on non-routine matters such as the election of directors and the approval of the Datalink 2011 Incentive Compensation Plan, the broker must receive voting instructions from the beneficial owner, as it does not have discretionary voting power for these particular items. So long as the broker has discretion to vote on at least one proposal, these "broker non-votes" are counted toward establishing a quorum. When voted on "routine" matters, broker non-votes are counted toward determining the outcome of that "routine" matter. When voted on

"non-routine" matters, broker non-votes are not considered entitled to vote on that particular matter. Consequently, non-votes do not have the same effect as a negative vote on the matter.

PROPOSAL NUMBER ONE
Election of Directors

        Proxies solicited by our Board of Directors will, unless otherwise directed, be voted FOR the election of seven nominees to serve as directors for one-year terms expiring at the next annual meeting of shareholders and until a successor is elected and qualified, or earlier, if the director resigns, is removed, or becomes disqualified. The Board has nominated all of our current seven directors to stand for re-election at the Annual Meeting. The seven nominees are Brent G. Blackey, Paul F. Lidsky, Margaret A. Loftus, Greg R. Meland, J. Patrick O'Halloran, James E. Ousley, and Robert M. Price.

        The Board believes that all of the nominees are available and will serve if elected. If for any reason any nominee becomes unavailable for election, the Board may designate substitute nominees or reduce the number of directors. In that event, the shares represented by the proxy cards returned to us will be voted for the substitute nominees, unless an instruction to the contrary is indicated on the proxy card.

Director Qualifications

        The following describes the key qualifications, business skills, experience and perspectives that each of our directors brings to our Board in addition to the information included in the biographical summaries provided below for each director.

Director	Key Qualifications
Greg R. Meland	Extensive experience with the Company since 1991 including serving as the Company's former Chief Executive Officer and Chairman of the Board for a combined 14 years; in-depth knowledge of the Company's operations and industry; historical perspective of the Company through long-term board service; brings perspective on shareholder value as he is the Company's largest shareholder.
Paul F. Lidsky
Serves as the Chief Executive Officer of the Company with extensive knowledge and experience in the information technology and communications industry; knowledge of the Company's operations, strategy and financial position; leadership experience and financial acumen as the chief executive officer and chief operating officer of several information technology companies; historical perspective of the Company through long-term Board and prior committee service.
Brent G. Blackey
Extensive financial experience as a senior partner of an international auditing firm, particularly with public company financial accounting standards; experience in operational and strategic matters as the president and chief operating officer of a large, privately-held business; public company board experience, particularly on audit committees; knowledge of the Company and information technology industry through board and committee service; offers a strong ethics and compliance focus and brings diverse perspective to the Board.

Director	Key Qualifications
Margaret A. Loftus	Broad experience as a consultant and board member to several private technology companies; long-term service including as vice president of software of a publicly traded supercomputer technology company; knowledge and historical perspective of the Company and information technology industry through long-term Board and committee service.
J. Patrick O'Halloran
Experience as a chief executive officer of a sophisticated automation system company; extensive experience as a partner at a global business consulting firm; knowledge of the information technology industry and of the Company's industry and business through board and committee service; brings diverse perspective to the Board.
James E. Ousley
Distinguished career with extensive public company experience; extensive business leadership experience as chairman and/or chief executive officer of several major, global information technology and communications companies; strong business leadership, strategic and financial acumen; knowledge of the Company and industry through extensive Board and committee service.
Robert M. Price
Distinguished career with extensive public and private company board experience; leadership experience as a former chairman and chief executive officer of a major, global information technology company; strong business leadership, strategic, operational and financial acumen; and knowledge of the Company and industry through extensive Board and committee service.

Director Biographical Information

Name	Age	Position
Greg R. Meland	57	Non-Executive Chairman of the Board and Director
Paul F. Lidsky	57	President, Chief Executive Officer and Director
Brent G. Blackey	52	Director
Margaret A. Loftus	66	Director
J. Patrick O'Halloran	54	Director
James E. Ousley	65	Vice Chairman of the Board and Director
Robert M. Price	80	Director

        Greg R. Meland is our Non-Executive Chairman. Mr. Meland joined us in 1991 as our Vice President of Sales and Engineering. He became President and Chief Executive Officer in 1993. In December 2005, he became our Chairman of the Board. In May 2007, he retired as an employee and became our Non-Executive Chairman. Between 1979 and 1991, Mr. Meland served in various sales and marketing positions with the Imprimis disk drive subsidiary of Control Data Corporation (which was sold to Seagate in 1989), most recently as the North Central U.S. Director of Sales. Mr. Meland is Mr. Price's son-in-law.

        Paul F. Lidsky was elected as a director in June 1998 and became our President and Chief Executive Officer in July 2009. Mr. Lidsky was the President and Chief Executive Officer of Calabrio, Inc. from November 2007 until July 2009. From December 2005 until September 2007, Mr. Lidsky served as Chief Operating Officer for Spanlink Communications, Inc. Between 2003 and 2004, Mr. Lidsky was President and Chief Executive Officer of Computer Telephony Solutions. From 2002 to 2003, Mr. Lidsky was President and Chief Executive Officer of VigiLanz Corporation. From 1997 until 2002, Mr. Lidsky was the President and Chief Executive Officer of OneLink Communications, Inc. Between 1985 and 1997, Mr. Lidsky was employed by Norstan, Inc, most recently as Executive Vice President of Strategy and Business Development.

        Brent G. Blackey was elected as a director in April 2006. Since 2004, Mr. Blackey has served as President and Chief Operating Officer for Holiday Companies Inc. Between 2002 and 2004 Mr. Blackey was a Senior Partner at the accounting firm of Ernst & Young LLP. Prior to 2002, Mr. Blackey served most recently as a Senior Partner at the accounting firm of Arthur Andersen LLP. Mr. Blackey serves on the Board of Directors of Cardiovascular Systems, Inc. In addition, Mr. Blackey serves on the University of Minnesota, Carlson School of Management Board of Overseers.

        Margaret A. Loftus was elected as a director in June 1998. Since 2005, Ms. Loftus has served as an independent consultant. Between 1989 and 2005, Ms. Loftus was an owner of Loftus Brown-Wescott, Inc., a business consulting firm, which she co-founded in 1989. Between 1976 and 1989, she was employed by Cray Research, Inc., most recently as Vice President of Software. Ms. Loftus also served on the Board of Directors for Analysts International Corporation until 2008 and currently serves on the Board of Directors for several private technology companies.

        J. Patrick O'Halloran was elected as a director in August 2006. Since January 2010, Mr. O'Halloran has served as Chairman for Entiera, LLC. Between 2005 and 2009, Mr. O'Halloran has served as Chief Executive Officer for Entiera, LLC. Between 1983 and 2004, Mr. O'Halloran served in a range of senior, international management positions at Accenture Ltd., most recently as Partner in charge of Accenture's Customer Insight organization.

        James E. Ousley was elected as a director in June 1998 and was elected as our Vice Chairman of the Board in February 2011. He had previously been our Lead Director since May 2007. Currently, Mr. Ousley is serving as the Chairman and Chief Executive Officer of Savvis, Inc., a company of which he is also a director. Between 2002 and 2004, Mr. Ousley was President and Chief Executive Officer of Vytek Wireless Inc., which was acquired by Calamp, Inc. From 1999 to 2001, he served as President and Chairman of Syntegra (USA), a division of British Telecommunications plc. From 1991 to 1999, Mr. Ousley was President and Chief Executive Officer of Control Data Systems which was acquired by British Telecommunications in August 1999. From 1968 to 1991, he held various sales and executive management positions with Control Data Corporation. Mr. Ousley also serves on the Board of Directors for Savvis, Inc.

        Robert M. Price was elected as a director in June 1998 and served as our Chairman of the Board between June 1998 and December 2005. Mr. Price has been President of PSV, Inc., since 1990. Between 1961 and 1990, he served in various executive positions, including as Chairman and Chief Executive Officer, with Control Data Corporation. From 1991 to 2005, Mr. Price was a Senior Advisor and Professor at the Fuqua School of Business at Duke University, and is now Adjunct Professor of the Pratt School of Engineering at Duke University. Mr. Price is Mr. Meland's father-in-law. Mr. Price served on the Board of Directors of Public Service Company of New Mexico and Affinity Technology Group, Inc. Mr. Price also serves on the Board of Directors of National Center for Social Entrepreneurs.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.

CORPORATE GOVERNANCE

Corporate Governance

        Our Board of Directors is elected by the shareholders to govern our business and affairs. The Board selects the senior management team, which is charged with conducting our business. Having selected the senior management team, the Board acts as an advisor to senior management and monitors its performance. The Board reviews our strategies, financial objectives and operating plans. It also plans for management succession of senior management positions and oversees our compliance efforts. Members of the Board stay informed of our business by participating in regularly scheduled

Board and committee meetings, through discussions with the Chief Executive Officer and other members of management and staff, and by reviewing other materials provided to them.

Board of Directors Meeting Attendance

        During 2010, our Board of Directors met four times. Each director attended 100% of board meetings and 100% of any committee meetings on which the director is a member. We encourage all Board members to attend our annual meetings and each attended our prior annual meeting held in May 2010.

Director Independence

        Our Board of Directors reviews the independence of each director. During this review, our Board considers transactions and relationships between each director (and their immediate family and affiliates) and us, as well as our management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent.

        In February 2011, our Board conducted an annual review of director independence and determined that no transactions or relationships existed that would disqualify any of our directors under applicable rules and listing standards of the Nasdaq Global Market or require disclosure under Securities and Exchange Commission ("SEC") rules, with the exception of Mr. Lidsky who is our Chief Executive Officer.

        Based on a review of information provided by the directors and other information we reviewed, our Board concluded that none of our other non-employee directors have any relationship with us other than as a director or shareholder. Based upon that finding, our Board of Directors determined that Messrs. Blackey, Meland, O'Halloran, Ousley, and Price and Ms. Loftus are "independent".

Board Leadership Structure

        Our Board is led by our independent and non-executive Chairman, Mr. Meland, and by our independent Vice Chairman, Mr. Ousley. Mr. Meland as Chairman has the responsibility to call and chair Board meetings, chair our annual meeting, has primary responsibility in setting Board agendas in collaboration with our Vice Chairman and Chief Executive Officer, and has the ability to represent us with external stakeholders if approved by our Board. Mr. Ousley as Vice Chairman has the primary responsibility to seek input from other independent directors, facilitate discussions among the independent directors and communicate such view points to our Chief Executive Officer. We believe that this leadership structure enhances the functionality of the Board, strengthens communications between the Board and our Chief Executive Officer, and strengthens the Board's independence from management. In addition, this structure allows our Chief Executive Officer, Mr. Lidsky, to focus his efforts on running our business and managing us in the best interests of our shareholders, while we are able to benefit from Mr. Meland's extensive and long-term knowledge of us and Mr. Ousley's prior experiences with other public company Boards.

Board Oversight of Risk

        Management is responsible for our day-to-day risk management activities, and our Board's role is to engage in informed risk oversight. In fulfilling this oversight role, our Board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are a number of ways our Board performs this function, including the following:

  •
  at its regularly scheduled meetings, the Board receives management updates on our business operations, financial results and strategy and discusses risks related to the business; and

  •
  through management updates and committee reports, the Board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Committees of Our Board of Directors

        Our Board of Directors has established an Audit Committee, a Compensation Committee, a Governance Committee and a Merger and Acquisition Committee. All members of the Audit Committee, Compensation Committee and Governance Committee meet the definition of "independent," as set forth in the listing standards of the Nasdaq Global Market. Mr. Lidsky is the only member of the Merger and Acquisition Committee that does not meet such definition of "independent". The written charters for the Audit Committee (as amended), Compensation Committee and Governance Committee are available on the Corporate Governance section of the Investor Relations page on our website at www.datalink.com.

        Audit Committee.    The functions of the Audit Committee are to monitor (i) the integrity of our financial statements and the adequacy of our internal controls, (ii) the qualifications, independence and performance of our independent registered public accounting firm, and (iii) our compliance with certain legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us. The Audit Committee also has primary responsibility (in consultation with our independent registered public accounting firm) for reviewing our financial statements and making recommendations to the Board of Directors regarding the adequacy thereof and evaluating and reporting to the Board regarding the adequacy of our financial controls. The Audit Committee also pre-approves all audit and non-audit services performed by our independent registered public accounting firm. The purpose and responsibilities of our Audit Committee are set forth in more detail in the Audit Committee Charter.

        The Audit Committee is composed of Messrs. Blackey (Chairman), O'Halloran, and Ousley. The Board of Directors has determined that each of the Audit Committee members meet the current independence and experience requirements of the Nasdaq Global Market and the applicable rules and regulations of the SEC. Additionally, the Board has determined that Mr. Blackey is an "Audit Committee financial expert" under the rules and regulations of the SEC.

        The Audit Committee is required to meet at least two times annually and held four meetings during 2010. A report of the Audit Committee is set forth below in this Proxy Statement.

        Compensation Committee.    The Compensation Committee is responsible for establishing compensation policy and administering the compensation programs for our executive officers. The functions of the Compensation Committee include reviewing and approving the goals and objectives relevant to compensation of our executive officers, evaluating our executive officers' performance in light of those goals and objectives and determining and approving our executive officers' compensation level based on this evaluation. Our Compensation Committee also approves and makes recommendations to our Board with respect to compensation of other key management, incentive-compensation plans and equity-based plans. The purpose and responsibilities of our Compensation Committee are set forth in more detail in the Compensation Committee Charter.

        The Compensation Committee consists of Messrs. Ousley (Chairman), Blackey and O'Halloran, all of whom the Board of Directors has determined meet the independence requirements of the Nasdaq Global Market. Our Compensation Committee held five meetings in fiscal year 2010.

        The Compensation Committee may retain outside counsel, experts and other advisors as it determines appropriate to assist in performing its functions and responsibilities. Beginning with the 2007 executive compensation program, the Compensation Committee has engaged the services of Frederic W. Cook & Co., Inc. as its outside compensation consultant to assist it in analyzing elements of our compensation program and determining appropriate levels of compensation and benefits for our executives. As part of this annual assessment, Frederic W. Cook & Co. compares our base salary, annual bonuses and long-term incentive award elements against a peer group of publicly traded companies. Prior to 2007, the Compensation Committee relied primarily on its own business and professional experience in forming a judgment that the total compensation was internally appropriate and also comparable to other similarly performing companies in our industry.

        Our Chief Executive Officer participates in the Compensation Committee's meetings at the Compensation Committee's request. The Chief Executive Officer's role is to contribute input and analysis to the Compensation Committee's discussions. The Chief Executive Officer does not participate in the final determination of the amount or form of executive compensation but he does participate in the final recommendation (within ranges set by the Compensation Committee) of the amount and form of compensation to be paid to all other members of executive management and key managers, excluding himself.

        The Compensation Committee reviews the compensation of our non-employee directors on a periodic basis. Based upon its review, the Compensation Committee makes recommendations to the Board of Directors.

        Our Compensation Committee may delegate authority to subcommittees consisting of one or more members when deemed appropriate by the Compensation Committee. The Compensation Committee may also delegate to the Chief Executive Officer the authority, within pre-existing guidelines established by the Compensation Committee and as permitted by applicable law, to approve equity compensation awards to employees, other than executive officers. Any exercise of delegated authority will be reported to the Compensation Committee at its next regularly scheduled meeting. The Compensation Committee may also delegate non-discretionary administrative authority under our compensation and benefit plans in its discretion and consistent with any limitations specified in the applicable plans.

        Governance Committee.    The Governance Committee consists of Ms. Loftus (Chairwoman) and Messrs. Blackey and Price. This committee must have at least three members, a majority of which meet the independence requirements of the Nasdaq Global Market. Our Board of Directors has determined that Ms. Loftus and Messrs. Blackey and Price meet the independence requirements of the Nasdaq Global Market. The Governance Committee is responsible for identifying individuals qualified to become members of our Board and overseeing our corporate governance principles. Additionally, if all committee members are independent, the Governance Committee acts as a Nominating Committee to present and recommend nominees to the Board. The purpose and responsibilities of our Governance Committee are set forth in detail in the Governance Committee Charter. Our Governance Committee held two meeting in fiscal year 2010.

        Merger and Acquisition Committee.    Our Board of Directors established a Merger and Acquisition Committee in November 2008 pursuant to a written charter. The Merger and Acquisition Committee Charter requires that the committee be comprised of at least two members who are Board members. However, no member is required to meet the independence requirements of the Nasdaq Global Market or SEC rules. The purpose of the Merger and Acquisition Committee is to primarily investigate acquisition candidates and divestiture opportunities, to review our acquisition and divestiture strategies with management and our Board, and to recommend acquisition and divestiture strategies and acquisition candidates to the Board, as appropriate.

        The Merger and Acquisition Committee consists of Messrs. Mr. Lidsky (Chairman), Ousley and Meland. Our Merger and Acquisition Committee held one meeting in fiscal year 2010.

Director Nominations

        Our formal nominations process is included in our Governance Committee Charter which provides that if all the Governance Committee members are independent, the Governance Committee acts as a Nominating Committee and recommends to the Board for approval, director nominees, the annual slate of directors for election by the shareholders, and candidates to be appointed by the Board to fill Board vacancies. If all Governance Committee members are not independent, the Governance Committee shall instead, present to our independent directors for their consideration and potential nomination, prospective director nominees, the prospective annual slate of directors and prospective candidates to be appointed by the Board to fill vacancies in the Board.

        All director-nominees up for election at the May 2011 annual meeting have been recommended for approval by our Governance Committee to our Board and approved as our director-nominees by our Board. All such director-nominees are standing for election.

Director Nominee Qualifications

        There are no formal specific minimum qualifications to be met by director nominees to be considered a candidate whether recommended by our Governance Committee, independent directors or shareholders. Neither the Governance Committee, nor our independent directors or our Board has any special policy or consideration of diversity in identifying nominees for directors.

        The Board of Directors expects that our independent members, or any Nominating Committee, would identify and evaluate new candidates for directors based primarily on the following general criteria:

  •
  judgment, character, expertise, skills and knowledge useful to the oversight of our business,

  •
  diversity of viewpoints, backgrounds, experiences and other demographics,

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  business or other relevant experience, and

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  the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other directors will build a Board of Directors that is effective, collegial and responsive to our needs.

        The Board desires that all its members have:

  •
  the highest character and integrity, sound business judgment and an inquiring mind,

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  expertise that adds to the composition of the Board,

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  sufficient professional experience, education and interest in, and capacity for understanding our operations,

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  a reputation for working constructively with others,

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  sufficient time to devote to Board matters, and

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  no conflict of interest that would interfere with performance as a director.

        The Governance Committee considers suggestions from many sources, including personal and business contacts and shareholders, regarding possible candidates for directors. The Governance Committee may, but has no current plans to, hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used in connection with this year's election and, accordingly, no fees have been paid to consultants or search firms in the past year.

        Shareholders who wish to recommend individuals for consideration by our Governance Committee to become nominees for election to our Board of Directors may do so by submitting a written recommendation to our Governance Committee no later than December 1, 2011 at our principal executive offices located at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589. Submissions must include a written recommendation and the reason for the recommendation, biographical information concerning the recommended individual, including age, a description of the recommended individual's past five years of employment history and any past and current Board memberships. The submission must be accompanied by a written consent of the individual to stand for election if nominated by our Nominating Committee and to serve if elected by our Board of Directors or our shareholders, as applicable.

Code of Business Conduct and Ethics

        We adopted the Datalink Corporation Code of Conduct and Ethics Policy, a code of ethics that applies to all of our directors, officers and employees. A copy of our Code of Conduct and Ethics Policy is available on the Corporate Governance section of the Investor Relations page on our website at www.datalink.com. We plan to disclose any substantive amendment to our Code of Conduct and Ethics Policy, or grant of any waiver therefrom applicable to our Chief Executive Officer, the Chief Financial Officer, corporate controller and other persons performing similar functions, in a report on Form 8-K.

Corporate Governance Documents Available on Our Website

        Copies of our Audit Committee Charter, Compensation Committee Charter, Governance Committee Charter, and our Code of Conduct and Ethics Policy are available on the Corporate Governance Section of the Investor Relations page of our website at www.datalink.com. In addition, any shareholder that wishes to obtain a hard copy of any of these corporate governance documents may do so without charge by writing us at our principal executive offices located at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589, Attention: Corporate Secretary.

Indemnification Agreements

        We have agreed to indemnify certain persons including our directors to the fullest extent permitted under Minnesota law against liability for damages and expenses, including attorneys' fees, arising out of proceedings that occur because the person is or was our director, officer or employee. The indemnification agreement permits the director to demand advances against, or the creation of a trust for, expenses to be incurred in defending any covered claim. Insofar as the indemnification agreement may cover liabilities arising under the Securities Act of 1933, as amended, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed therein, and is therefore unenforceable.

Shareholder Communications with the Board of Directors

        We do not have a formal policy by which shareholders may communicate directly with directors, but any shareholder who wishes to send communications to the Board of Directors should deliver such communications to the attention of the Chairman of the Board at our principal executive offices located at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589. The Chairman will relay to the full Board of Directors all shareholder communications he receives that are addressed to the Board of Directors.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table presents compensation of the individuals who served as our Chief Executive Officer during 2010, our two other most highly compensated executive officers who were serving as executive officers during 2010, and one additional individual for whom disclosure would have been provided if the individual was an executive officer at the end of 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation(6)	Total ($)
Paul F. Lidsky(1)	2010	$325,000	$—	$179,750	$—	$149,500	$6,000	$660,250
President and Chief Executive Officer	2009	$134,375	$—	$12,510	$967,500	$130,000	$55,093	$1,299,478
Gregory T. Barnum	2010	$250,000	$—	$32,691	$—	$71,875	$13,350	$367,916
Vice President, Finance and Chief Financial Officer	2009	$214,225	$—	$183,833	$—	$26,875	$13,350	$438,283
Shawn O'Grady	2010	$275,176	$—	$43,153	$—	$94,875	$13,350	$426,554
Executive Vice President, Field Operations	2009	$—	$—	$294,750	$—	$—	$—	$294,750
Robert R. Beyer(2)	2010	$172,484	$—	$—	$—	$—	$361,881	$534,365
Former Senior Vice President, Field Operations	2009	$261,250	$—	$106,680	$—	$25,000	$13,184	$406,114

(1)
Mr. Lidsky became our President and Chief Executive Officer in July 2009.

(2)
Mr. Beyer resigned as our Senior Vice President, Field Operations, in August 2010.

(3)
Values expressed represent the aggregate grant date fair value of stock awards made during 2010 and 2009, computed in accordance with the equity compensation accounting provisions of FASB ASC Topic 718 as discussed under Note 1 ("Stock Compensation Plans") and Note 7 ("Non-Vested Stock Plans") to our financial statements for the fiscal year ended December 31, 2010 and 2009, disregarding the estimate of forfeitures related to service-based vesting. In accordance with FASB ASC Topic 718, we determine the fair value of non-vested stock awards based on our stock price at the date of grant and recognize the expense for financial reporting purposes ratably over the vesting period.

With respect to Mr. Lidsky, the 2010 dollar value represents: (1) the aggregate grant date fair value for 25,000 shares of restricted stock granted in 2010 in which the shares will vest, as long as Mr. Lidsky remains employed with us through 2011, because we met our predetermined earnings from operations objective for 2010, and (2) the aggregate grant date fair value for 20,000 shares of restricted stock granted in 2010 in which the shares will vest, as long as Mr. Lidsky remains employed with us through 2011, because we met our predetermined earnings from operations objective for the second half of 2010. For 2009, the dollar value represents the aggregate grant date fair value for 3,500 shares of stock awarded for services as a non-employee director.

With respect to Messrs. Barnum and O'Grady, for 2010, the dollar value represents the aggregate grant date fair value for 9,615 and 12,692 shares of restricted stock granted in 2010, respectively.

  These shares will vest, as long as Messrs. Barnum and O'Grady remain employed with us through 2011, because we met our predetermined earnings from operations objective for 2010. We are amortizing the grant date fair value of these shares based upon the probability of achieving our 2010 non-GAAP operating income plan.

  With respect to Messrs. Barnum and Beyer, for 2009, the dollar value represents the grant date fair value for 48,250 and 28,000 shares of restricted stock granted in 2009, respectively. The shares issued to Mr. Barnum will vest, as long as Mr. Barnum remains employed with us through 2011, because we met our non-GAAP operating income plan for 2010. We are amortizing the grant date fair value of these shares based upon the probability of achieving our 2010 non-GAAP operating income plan. Since Mr. Beyer is no longer employed by Datalink, his shares will not vest.

  With respect to Mr. O'Grady, for 2009, the dollar value represents the aggregate grant date fair value for 75,000 shares of restricted stock granted in 2009. These shares vest 50%, 25% and 25% on the second, third and fourth anniversaries of his employment, provided he has been in our continuous employment through each vesting date.

(4)
Values expressed represent the aggregate grant date fair value of stock option awards made during 2010 and 2009, that were computed in accordance with the equity compensation accounting provisions of FASB ASC Topic 718 as discussed under Note 1 ("Stock Compensation Plans") and Note 7 ("Non-Vested Stock Plans") to our financial statements for the fiscal year ended December 31, 2010 and 2009, disregarding the estimate of forfeitures related to service-based vesting. In accordance with FASB ASC Topic 718, we determine the fair value of non-vested stock option awards based on our stock price at the date of grant and recognize the expense for financial reporting purposes ratably over the vesting period.

There were no stock options issued in 2010.

With respect to Mr. Lidsky, the dollar value represents the aggregate grant date fair value for 450,000 stock options granted to him when he was appointed our President and Chief Executive Officer in July 2009. The stock option vests over four years with one-fourth vesting each year if he is still employed by us on such vesting date. We are amortizing the grant date fair value of these stock options ratably over the four-year vesting period.

(5)
Represents amounts earned under our 2010 and 2009 executive cash bonus plans, which were paid in February 2011 and February 2010, respectively. Under the plan, our executives may earn bonus compensation based on meeting a combination of financial and subjective business milestones.

For 2010, the Compensation Committee assigned each executive's target bonus potential to achievement of financial milestones based upon 2010 net revenues and non-GAAP operating income. If we met 100% of these financial milestones, our executive officers would earn their respective target bonuses. Our executive officers could earn up to 150% of their targeted bonuses for meeting over 200% of these financial milestones. If we met less than 80% of these financial milestones, our executive officers would not earn any target bonuses.

For 2010, the target bonus as a percentage of annual base salary was 80% for Mr. Lidsky, 50% for Mr. Barnum and 60% for Mr. O'Grady. For 2010, we did meet our financial milestone and therefore bonuses were paid for achievement of our financial milestone.

  For 2009, the Compensation Committee assigned 75% of each executive's target bonus potential to achievement of financial milestones based upon operating income and 25% of the target bonus potential to achievement of business milestones based on general corporate goals. If we met 100% of these milestones, our executive officers would earn their respective target bonuses. Our executive officers could earn up to 150% of their targeted bonuses for meeting over 100% of these milestones. If we met less than 80% of these milestones, our executive officers would not earn any target bonuses.

  For 2009, the target bonus as a percentage of annual base salary was 50% for Mr. Barnum and 60% for Mr. Beyer. For 2009, we did not meet our financial milestone and therefore no bonus was paid for achievement of our financial milestone. With respect to our business milestones, the Compensation Committee determined that our executive officers met varying percentages of their business milestones. Mr. Lidsky's 2009 bonus was fixed at $130,000 per his employment agreement.

(6)
In 2010, for Mr. Lidsky, this represents a car allowance of $6,000. For Messrs. Barnum and O'Grady, represents 2010 matching contributions to their accounts under Datalink's 401(k) plan of $7,350 and a $6,000 car allowance. For Mr. Beyer, this represents a 2010 matching contribution to his account under Datalink's 401(k) plan of $5,512 and severance consideration totaling $356,369. Mr. Beyer's severance consisted of $270,000 in cash, $19,244 for health and life insurance premiums and $67,125 representing the then fair value of certain accelerated stock awards. All other perquisites and benefits for each named executive officer were less than $10,000 in each fiscal year reported.

In 2009, for Mr. Lidsky, represents a car allowance for 2009 of $2,500 and Board of director fees of $52,593 through July 2009 while Mr. Lidsky served as a non-employee director. For Messrs. Barnum and Beyer, this represents 2009 matching contributions to their accounts under Datalink's 401(k) plan of $7,350 and $7,184, respectively, and a $6,000 car allowance. All other perquisites and benefits for each named executive officer were less than $10,000 in each fiscal year reported.

 Outstanding Equity Awards at 2010 Fiscal Year End

        The following table sets forth certain information concerning equity awards outstanding to the named executive officers at December 31, 2010.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)(6)
Paul F. Lidsky	250	(1)	—		9.63	1/16/2011	—		—
	250	(1)	—		7.97	2/13/2011	—		—
	500	(1)	—		7.81	2/16/2011	—		—
	250	(1)	—		5.69	3/28/2011	—		—
	250	(1)	—		4.00	4/17/2011	—		—
	3,000	(1)	—		7.33	5/8/2011	—		—
	500	(1)	—		7.00	5/8/2011	—		—
	250	(1)	—		9.19	6/18/2011	—		—
	250	(1)	—		5.60	7/17/2011	—		—
	500	(1)	—		5.74	8/10/2011	—		—
	500	(1)	—		5.75	12/18/2011	—		—
	250	(1)	—		4.24	1/10/2012	—		—
	500	(1)	—		3.82	1/30/2012	—		—
	500	(1)	—		3.71	2/13/2012	—		—
	500	(1)	—		3.52	3/21/2012	—		—
	250	(1)	—		3.95	4/16/2012	—		—
	500	(1)	—		3.39	5/2/2012	—		—
	6,000	(1)	—		3.72	5/2/2012	—		—
	250	(1)	—		3.57	5/23/2012	—		—
	1,200	(1)	—		3.85	4/19/2014	—		—
	1,900	(1)	—		3.32	6/30/2014	—		—
	112,500	(2)	337,500	(2)	3.50	7/20/2019	—		—
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							750	(1)	3,503
							1,500	(1)	7,005
							1,500	(1)	7,005
							500	(1)	2,335
							25,000	(3)	116,750
							20,000	(4)	93,400
Gregory T. Barnum	22,667	(5)	11,333	(5)	3.91	2/18/2018	—		—
	—		—		—	—	48,250	(7)	225,328
	—		—		—	—	9,615	(4)	44,902
Shawn O'Grady	—		—		—	—	75,000	(8)	350,250
	—		—		—	—	12,692	(4)	59,272

(1)
Stock option and restricted stock awards were received while serving as our non-employee director and are fully vested.

(2)
Stock option award granted on July 20, 2009, vesting one-fourth on each anniversary of the date of grant, assuming continued employment by the executive through such date.

(3)
Restricted stock award granted on February 2, 2010, since we met our predetermined earnings from operations objective for the second-half of 2010 these shares will vest if the individual remains employed by the company through December 31, 2011.

(4)
Restricted stock awards (42,307 shares in the aggregate) granted on August 17, 2010, since we met our predetermined earnings from operations objective for the second-half of 2010 these shares will vest if the individual remains employed by the company through December 31, 2011.

(5)
Stock option awards granted on February 8, 2008, vesting one-third on each anniversary of the date of grant, assuming continued employment by the executive through such date.

(6)
Market value of unvested restricted stock is based on a share price of $4.67, which was the closing price for a share of our common stock as reported by NASDAQ on December 31, 2010.

(7)
Restricted stock award granted on December 14, 2009, since we met or exceeds our non-GAAP operating income plan for 2010 these shares will vest if the individual remains employed by the company through December 31, 2011.

(8)
Restricted stock award granted on December 17, 2009. These shares vest 50%, 25% and 25% on the second, third and fourth anniversaries of his employment, provided he has been in our continuous employment through each vesting date.

Payments Upon Termination or Change in Control Provisions

Employment Agreements

        Paul F. Lidsky.    On July 20, 2009, we entered into an employment agreement with Paul F. Lidsky, our President and Chief Executive Officer. The employment agreement was amended on January 17, 2011. The employment agreement has an initial two year term. On each successive second anniversary, the term will automatically extend so as to terminate on the earlier of two years from the renewal date or the first day of the month next following Mr. Lidsky's 65th birthday, unless we give 90 days' notice of our election not to renew. His initial 2009 annual base salary was $325,000 and was increased by our Compensation Committee to $375,000 in 2011. He is also entitled to receive an annual cash bonus based on the achievement of financial and business milestones established by our Compensation Committee. Mr. Lidsky's target bonus will be 80% of his annual base salary at 100% achievement of the financial and business milestones. However, for 2009, Mr. Lidsky was entitled to a guaranteed annual cash bonus of $130,000, conditioned on his continuous employment through December 31, 2009, which we paid in February 2010. He is also entitled to participate in our standard benefit plans.

        In connection with his employment agreement, we granted Mr. Lidsky options to purchase 450,000 shares of our common stock at $3.50 per share, the closing price of our common stock on the Nasdaq Global Market on his starting date. The options vest 25% per year over a term of four years, provided he continues employment with us through each relevant vesting date. Unvested stock options will immediately vest upon a change of control of us (as defined in the employment agreement) but only if (i) Mr. Lidsky is continuously employed to the date of the change of control, (ii) the change of control price (as defined in the employment agreement) exceeds $3.50 per share, and (iii) such acceleration and vesting will not cause the option to be subject to the adverse consequences described in Section 409A of the Internal Revenue Code.

        As part of our annual executive compensation programs, we awarded him: (1) 25,000 shares of restricted stock in February 2010 which vest if we meet or exceed our non-GAAP operating income plan for 2010 and the individual remains employed with us through 2011, (2) 20,000 shares of restricted stock in August 2010 which vest if we meet or exceed our non-GAAP operating income plan for 2010 and the individual remains employed with us through 2011, and (3) 115,000 shares of restricted stock in January 2011 which vest 50% over a three year period and 50% if we meet or exceed our non-GAAP operating income plan for 2011 and the individual remains employed with us through 2013.

        Under his employment agreement, Mr. Lidsky is entitled to a severance payment if we terminate Mr. Lidsky's employment without "cause" or if Mr. Lidsky resigns for "good reason" (both as defined in the agreement), Mr. Lidsky would receive (i) his base salary accrued through the date of termination and reimbursement of expenses, (ii) any earned but unpaid annual bonus and (iii) a single lump sum equal to 1 1/2 times his annual base salary. In addition, we would pay or reimburse him for 18 months of premiums for COBRA coverage. Mr. Lidsky would forfeit any then unvested stock options.

        Gregory T. Barnum.    On March 15, 2006, we entered into an employment agreement with Gregory T. Barnum, our Vice President of Finance and Chief Financial Officer. Mr. Barnum's initial two year employment term automatically renews for additional two year terms, subject to earlier termination under certain circumstances including if we give 90 days' notice of our election not to renew. His initial 2006 annual base salary was $190,000 and was increased periodically by our Compensation Committee to $214,225 in 2009, $250,000 in 2010 and $262,000 in 2011. He is also entitled to receive an annual cash bonus based on the achievement of financial and business milestones established by our compensation committee. Mr. Barnum's target bonus will be 50% of his annual base salary at 100% achievement of the financial and business milestones. He is also entitled to participate in our standard benefit plans.

        In connection with his employment, in 2006, we awarded him 60,000 shares of restricted stock which vest 25% on each anniversary date of his employment, provided he has been in our continuous employment on each vesting date. He will receive dividends on the awarded shares only if vested and be entitled to vote them whether or not vested.

        As part of our annual executive compensation programs, we awarded him: (1) 18,750 shares of restricted stock in March 2007 (none of which vested), (2) options to purchase 34,000 shares of our common stock in February 2008 which vest over a three year period, (3) 48,250 shares of restricted stock in December 2009 which vest if we meet or exceed our non-GAAP operating income plan for 2010 and the individual remains employed with us through 2011, (4) 9,615 shares of restricted stock in August 2010 which vest if we meet or exceed our non-GAAP operating income plan for 2010 and the individual remains employed with us through 2011, and (5) 51,000 shares of restricted stock in January 2011 which vest 50% over a three year period and 50% if we meet or exceed our non-GAAP operating income plan for 2011 and the individual remains employed with us through 2013.

        Under his employment agreement, Mr. Barnum is entitled to a severance payment if (a) he is terminated by us "without cause", (b) he resigns for "good reason", (c) we do not renew his employment agreement, (d) we terminate his employment in anticipation of, in connection with, at the time of or within one year after a change of control, or (e) he resigns employment with us for good reason arising in anticipation of, in connection with, at the time of or within one year after a change of control.

        If any of these events occur, and provided he complies with certain confidentiality, non-competition and non-solicitation covenants, we are to pay Mr. Barnum (a) all cash compensation accrued but not paid as of the termination date, (b) on the first day of the month following the termination date, a lump sum payment equal to one times the annual base salary, in effect immediately prior to the date of termination, and (c) for a period of 18 months, the cost of COBRA health insurance continuation coverage, including dependent coverage, subject to earlier termination if he is later employed and eligible to receive any health insurance benefits under another employer's plans. Additionally, all of Mr. Barnum's restricted stock awards and stock options not previously vested or forfeited will vest.

        Shawn O'Grady.    On December 17, 2009, we entered into an employment agreement with Shawn O'Grady, our Executive Vice President, Field Operations. Mr. O'Grady's employment agreement has an initial two year term. On each successive second anniversary, the term will automatically extend so as to terminate on the earlier of two years from the renewal date or the first day of the month next following Mr. O'Grady's 65th birthday, unless we give 90 days' notice of our election not to renew. His initial 2009 annual base salary was $275,000 and was increased by our Compensation Committee to $289,000 in 2011. He is also entitled to receive an annual cash bonus based on the achievement of financial and business milestones established by our compensation committee. Mr. O'Grady's target bonus will be 60% of his annual base salary at 100% achievement of the financial and business milestones. Mr. O'Grady will also receive additional benefits and compensation in such form and to such extent as provided to other senior executive officers.

        In connection with his employment, we have awarded Mr. O'Grady 75,000 restricted shares of our common stock. These shares vest 50%, 25% and 25% on the second, third and fourth anniversaries of his employment, provided he has been in our continuous employment through each vesting date. He will receive dividends on the awarded shares only if vested and be entitled to vote them whether or not vested. The vesting will accelerate in full if we terminate Mr. O'Grady's employment without "cause" or if he voluntarily terminates his employment for "good reason" (both as defined in the agreement). Unvested shares will also immediately vest upon a change of control of us (as defined in the employment agreement) but only if (i) Mr. O'Grady is continuously employed to the date of the change of control and (ii) in most circumstances, the change of control price (as defined in the employment agreement) exceeds $3.93 per share.

        As part of our annual executive compensation programs, we awarded him 12,692 shares of restricted stock in August 2010 which vest if we meet or exceed our non-GAAP operating income plan for 2010 and the individual remains employed with us through 2011. In addition, he was awarded 43,000 shares of restricted stock in January 2011 which vest 50% over a three year period and 50% if we meet or exceed our non-GAAP operating income plan for 2011 and the individual remains employed with us through 2013.

        The employment agreement also provides that if we terminate Mr. O'Grady's employment without "cause" or if Mr. O'Grady resigns for "good reason," he would receive (i) his base salary accrued through the date of termination and reimbursement of expenses, (ii) any earned but unpaid annual bonus and (iii) a single lump sum equal to his annual base salary. In addition, we would pay or reimburse him for 18 months of premiums for COBRA coverage.

Noncompete and Nonsolicitation Covenants

        All of our executive officers have agreed in their respective employment agreements that during and for one year after termination of employment with us, they will be restricted from participating in certain competitive businesses and from soliciting our employees and customers.

Restricted Stock and Stock Option Grants and a Change of Control

        In some cases, for certain of our executives, we have provided for an acceleration and vesting of restricted stock and stock option grants upon certain events that would be deemed a "change of control" provided the executive has been in our continuous services on the change of control date and, in some cases, certain change of control prices are met. In such an event, all unvested restricted stock awards and stock options will accelerate and vest as of the change of control event.

Definition of Cause, Good Reason and Change of Control

        Under our agreements with our executives, "cause" generally means one or more of the following events which remains uncured for up to 30 days:

  •
  willful or grossly negligent failure by the executive to perform his or her duties,

  •
  willful or grossly negligent commission by the executive of an act of fraud or dishonesty resulting in economic, financial or reputation injury to us,

  •
  conviction of, or entry by the executive of a guilty or no contest plea to, a felony or a crime involving or relating to us or our business, or involving or relating to moral turpitude,

  •
  a willful or grossly negligent breach by the executive of his or her fiduciary duty which results in economic, financial or reputation injury to us, or

  •
  willful or grossly negligent breach of the executive's confidentiality and non-solicitation obligations under a respective agreement.

        Under our agreements with our executives, "good reason" generally means one or more of the following events which remains uncured for up to 30 days:

  •
  the assignment to the executive of substantial duties adversely and materially inconsistent with the executive's position, authority, duties or responsibilities,

  •
  reduction in the executive's annual base salary or annual targeted bonus opportunity,

  •
  relocation of our offices at which the executive is principally employed to a location more than 50 miles from the prior location, or

  •
  we fail to cure a material breach of our obligations under a respective agreement.

        Under our agreements with our executives, and our stock option agreements, a "change of control", generally means any of the following events:

  •
  following an extraordinary corporate transaction, or with respect to our stock option grants, during any two year period, a majority of our Board of Directors no longer consists of individuals who were directors at the time of the applicable granting of the severance or equity awards under these agreements;

  •
  the acquisition of our securities that results in any person owning more than 50% (30% with respect to our stock option grants) of either our outstanding voting securities or our common stock (other than persons who had beneficial ownership of 25% of our securities prior to such transaction); or

  •
  sale or other disposition of all or substantially all of the assets of our company excluding a transaction whereby our beneficial owners of our common stock or voting securities prior to the transaction own more than 50% of our outstanding common stock or voting securities after the transaction; or

  •
  the approval by our shareholders of a complete liquidation or our dissolution.

 DIRECTOR COMPENSATION

        The following table shows, for each of our non-employee directors, information concerning annual compensation earned for services in all capacities during the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Option Awards(1) ($)	Stock Awards ($)(2)	Total ($)
Brent G. Blackey	48,000	—	24,855	72,855
Margaret A. Loftus	39,000	—	24,855	63,855
Greg R. Meland	47,000	—	24,855	71,855
J. Patrick O'Halloran	40,000	—	24,855	64,855
James E. Ousley	62,000	—	24,855	86,855
Robert M. Price	29,000	—	28,853	57,853

(1)
The aggregate number of total stock options outstanding as of December 31, 2010 for Mr. Blackey is 1,200, for Ms. Loftus is 75,000, for Mr. Ousley is 44,550 and for Mr. Price is 34,000. There are no stock options outstanding to Messrs. Meland or O'Halloran.

(2)
Values expressed represent the aggregate grant date fair value of stock awards grant during 2010 computed in accordance with the equity compensation accounting provisions of FASB ASC Topic 718 as discussed under Note 1 ("Stock Compensation Plans") and Note 7 ("Non-vested Stock Plans") to our financial statements for the fiscal year ended December 31, 2010. The aggregate number of outstanding shares of stock awarded as of December 31, 2010 to Mr. Blackey is 27,555 shares, to Ms. Loftus is 21,381 shares, to Mr. Meland is 17,250 shares, to Mr. O'Halloran is 19,125 shares, to Mr. Ousley is 20,250 shares and to Mr. Price is 26,755 shares.

        Our non-employee directors are compensated under our 2000 Director Stock Option Plan, as amended (the "Director Plan"). Our officers who are also directors do not receive additional compensation for their service as directors. Effective January 1, 2009, our non-employee directors received the following:

  •
  an annual retainer of $25,000 and 6,000 shares of stock,

  •
  a fee of $1,500 for attendance at meetings of the Board of Directors,

  •
  a fee of $1,000 for member attendance at a committee meeting,

  •
  an annual retainer of $6,000 for non-employee directors acting as a chairperson for a committee; and

  •
  an annual retainer of $15,000 each for services as the Vice Chairman and Non-Executive Chairman.

        We do not provide any form of incentive compensation or other form of stock-based or cash based compensation or perquisites to our directors except as set forth above, although we do reimburse directors for reasonable expenses incurred in connection with out-of-town travel costs, lodging and other related expenses to and from Board meetings.

        We pay one-quarter of the annual retainers and attendance fees in arrears at the end of each calendar quarter. We issue one-quarter of the annual stock grants in arrears at the end of each calendar quarter. We prorate the annual share cash retainers for any departing or new directors during the applicable quarter.

        Unless a timely election is made in accordance with the Director Plan to receive attendance fees in cash, such amounts are paid in shares of our common stock. Shares are issued at the end of each calendar quarter in an amount equal to (x) the total cash amount payable for attendance fees for such calendar quarter divided by (y) the fair market value of our common stock on the last day of such calendar quarter, rounded the next highest whole share. Shares are restricted shares within the meaning of Rule 144 under the Securities Act of 1933, as amended.

        For Board service following our May 2010 annual meeting, Mr. Price elected to receive attendance fees in shares of our stock and Messrs. Blackey, Meland, O'Halloran, Ousley and Ms. Loftus each elected to receive cash.

        Effective with our 2011 Annual Meeting, our non-employee directors will receive the following:

  •
  an annual retainer of $25,000 and 6,000 shares of stock,

  •
  a fee of $1,500 for attendance at meetings of the Board of Directors,

  •
  a fee of $1,000 for member attendance at a committee meeting,

  •
  an annual retainer of $6,000 for non-employee directors acting as a chairperson for a committee; and

  •
  an annual retainer of $15,000 each for services as the Vice Chairman and Non-Executive Chairman.

        If proposal number two is approved by our shareholders, the non-employee directors will be entitled to receive awards under the 2011 Incentive Compensation Plan. The non-employee directors will be granted 6,000 shares of restricted common stock that vest in four equal amounts on each of June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

        Only holders of record of the common stock of the Company at the close of business on March 14, 2011 will be entitled to vote at the Annual Meeting and any adjournments of that meeting. On the record date, we had 16,011,131 outstanding shares. Each share of common stock is entitled to one vote, and there is no cumulative voting. The presence, in person or by proxy, of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business.

        The following tables sets forth information regarding beneficial ownership of our common stock, as of March 14, 2011, by each person we know who beneficially owns 5% or more of the common stock, each executive officers named in the summary compensation table, director and director nominee and all the Company's executive officers and directors as a group.

        Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown. Unless otherwise noted in the table, the mailing address for each individual listed in the table is: c/o Datalink Corporation, 8170 Upland Circle, Chanhassen, Minnesota 55317-8589.

Name and Address of Beneficial Owner	Number(1)	Percent
Beneficial Owners of More Than 5%
Diker Management, LLC(2) 745 Fifth Avenue, Suite 1409 New York, New York 10151	869,465	5.4%
Wellington Management Company, LLP(3) 280 Congress Street Boston, MA 02210	882,739	5.5%
Directors and Executive Officers
Greg R. Meland	1,763,926	11.0%
Paul F. Lidsky(4)	298,600	1.9%
Gregory T. Barnum(5)	184,394	1.1%
M. Shawn O'Grady	130,692	*
Brent G. Blackey(6)	28,755	*
Margaret A. Loftus(7)	93,574	*
J. Patrick O'Halloran	16,125	*
James E. Ousley(8)	63,800	*
Robert M. Price(9)	67,255	*
All executive officers and directors as a group (9 persons)	2,647,121	16.2%

*
less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting power and investment power with respect to shares. Unless indicated by footnotes, each shareholder possesses sole voting and investment power over its shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from March 14, 2011 are considered outstanding for the purpose of calculating the percentage of common stock owned by a person and owned by a group, but not for the purpose of calculating the percentage of common stock owned by any other person.

(2)
Based on a Schedule 13G/A filed with the SEC on February 14, 2011. Includes shares held by Diker Value Tech Fund, LP, Diker Value Tech QP Fund, LP, Diker Micro-Value Fund, LP, the Diker Micro-Value QP Fund, LP, Diker Micro & Small Cap Fund LP and Diker M&S Cap Master Ltd (collectively, the "Diker Funds"). As the sole general partner of the Diker Funds, Diker GP, LLC has the power to vote and dispose of the shares owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management, LLC serves as the investment manager of the Diker Funds. Accordingly, Diker Management, LLC may be deemed the beneficial owner of shares held by the Diker Funds. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP, LLC and Diker Management, LLC and in that capacity direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP, LLC and Diker Management, LLC. The reporting persons disclaim all beneficial ownership, however, as affiliates of a registered investment adviser, and in any case disclaim beneficial ownership except to the extent of their pecuniary interest in the shares.

(3)
Based on the Schedule 13G's filed with the SEC on February 14, 2011 by Wellington Management Company, LLP and Wellington Trust Company, NA.

(4)
Includes 129,850 shares that Mr. Lidsky may acquire upon exercise of stock options within 60 days of March 14, 2011.

(5)
Includes 34,000 shares that Mr. Barnum may acquire upon exercise of stock options within 60 days of March 14, 2011.

(6)
Includes 1,200 shares that Mr. Blackey may acquire upon exercise of stock options within 60 days of March 14, 2011.

(7)
Includes 74,250 shares that Ms. Loftus may acquire upon exercise of stock options within 60 days of March 14, 2011.

(8)
Includes 43,550 shares that Mr. Ousley may acquire upon exercise of stock options within 60 days of March 14, 2011.

(9)
Includes 33,500 shares that Mr. Price may acquire upon exercise of stock options within 60 days of March 14, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC reports of initial ownership and reports of changes in ownership of our common stock and other equity securities. The SEC requires us to identify any of those persons who fail to file such reports on a timely basis. To our knowledge with respect to our directors and executive officers, and with respect to ten percent owners, based on our review of reports filed by them with the SEC, we believe all such filings were made on a timely basis in 2010.

TRANSACTIONS WITH RELATED PERSONS

        Since January 1, 2010, there were no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of 1% of the average of our total assets at year end for the last two completed fiscal years or $120,000 and in which any related person had or will have a direct or indirect material interest.

        Our Board of Directors adopted a Related Person Transaction Approval Policy effective February 15, 2011. The policy encompasses any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships where we and the related person has a direct or indirect interest in the transaction which is at least $10,000 in value. Related persons include all directors and executive officers, any nominee for director, immediate family members of a director, executive officer or nominee for director and any shareholders of more than 5% of our common stock. Our Audit Committee must pre-approve any related person transactions.

 PROPOSAL NUMBER TWO
Approval of the Datalink 2011 Incentive Compensation Plan

        Proxies solicited by the Board of Directors will, unless otherwise directed, be voted FOR the approval of the Datalink 2011 Incentive Compensation Plan.

Background

        On February 15, 2011, our Board of Directors adopted the Datalink 2011 Incentive Compensation Plan ("2011 Plan"), subject to shareholder approval. The purposes of the 2011 Plan are to attract and retain the best available personnel for positions of responsibility with us, provide additional incentives to them and align their interests with those of our shareholders and promote our long-term business success. Upon approval by our shareholders of the 2011 Plan, no further awards will be made under our existing 2009 Incentive Compensation Plan ("2009 Plan").

        The 2011 Plan authorizes the issuance of 750,000 shares of our common stock, plus the number of shares remaining available for future grants under the 2009 Plan on the date our shareholders approve the 2011 Plan. As of March 14, 2011, a total of 293,943 shares remained available for future awards under the 2009 Plan. Pending shareholder approval of the 2011 Plan, we will not grant any new awards under the 2009 Plan except to new employees hired after the date hereof and before the date of shareholder approval of the 2011 Plan.

        Shareholder approval of the 2011 Plan is necessary in order for us to (i) meet the shareholder approval requirements of the NASDAQ Stock Market, (ii) take tax deductions for certain compensation resulting from awards granted under the 2011 Plan qualifying as performance-based compensation under Section 162(m) of the Code, and (iii) grant incentive stock options under the 2011 Plan.

        The following is a summary of the material features of the 2011 Plan and is qualified in its entirety by reference to the 2011 Plan, a copy of which is available as Appendix A to this Proxy Statement.

Administration of Plan

        Our Compensation Committee administers the 2011 Plan except with respect to awards to our non-employee directors. Those awards are administered by our Board of Directors. The Compensation Committee has the power and authority to, among other things: (i) determine when and to whom awards will be granted, (ii) grant awards, (iii) cancel or suspend an award or the exercisability of an award, acceleration of vesting or extending the exercise period of an award, or otherwise amending the terms under any outstanding award, (iv) determine the type, amount, terms, conditions, performance criteria, restrictions and other provisions of awards, (v) establish, amend, suspend or waive any rules for the proper administration of the 2011 Plan, and (vi) take any other action and make all other determinations that may be necessary or advisable for the administration of the 2011 Plan. Any action of the Compensation Committee with respect to the 2011 Plan is final, conclusive and binding. The Compensation Committee may delegate any of its authority under the 2011 Plan to any of its members or, to the extent permitted by law, to one or more of our executive officers with respect to awards to persons who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2011 Plan prohibits the Compensation Committee from repricing any outstanding "underwater" option or stock appreciation right without prior approval of our shareholders. For these purposes, "repricing" includes amending the terms of an underwater option or stock appreciation right to lower the exercise price, canceling an underwater option or stock appreciation right and granting in exchange replacement options or stock appreciation rights having a lower exercise price or other forms of awards, or repurchasing the underwater option or stock appreciation right.

Shares Available under the Plan

        A maximum of 750,000 shares of our common stock are available for issuance under the 2011 Plan, plus the number of shares remaining available for future grants under the 2009 Plan on the date our shareholders approve the 2011 Plan. The shares of common stock covered by the 2011 Plan are authorized but unissued shares. The aggregate number of shares subject to options and stock appreciation rights granted during any calendar year to any one participant under the 2011 Plan may not exceed 250,000 shares.

        Any shares of common stock subject to an award under the 2011 Plan, or to an award under the 2009 Plan that is outstanding on the date our shareholders approve the 2011 Plan, that expires, is forfeited, is settled in cash or otherwise terminates without the issuance of all or a portion of the shares subject to the award (including as a result of the share settlement of a stock appreciation right) will, to the extent of such expiration, forfeiture, settlement or non-issuance, automatically again become available for issuance under the 2011 Plan. In addition, any previously issued shares that are tendered or any shares under an award that are withheld to pay all or a portion of the exercise price or to satisfy a tax withholding obligation in connection with any award will again be available for granting awards under the 2011 Plan.

        Awards granted under the 2011 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by our Company or any of its subsidiaries (referred to as "substitute awards") will not reduce the number of shares of common stock authorized for issuance under the 2011 Plan. Additionally, if a company acquired by our Company or any of its subsidiaries has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of that pre-existing plan may be used for awards under the 2011 Plan and will not reduce the shares authorized for issuance under the 2011 Plan, but only if the awards are made to individuals who were not employed by or providing services to our Company or any of its subsidiaries immediately prior to such acquisition.

        The closing price of our stock on March 14, 2011 was $6.43 per share. The market value of the 750,000 shares available for issuance under the 2011 Plan was $4.8 million as of March 14, 2011.

Eligibility

        Our employees, non-employee directors, and consultants are eligible to participate in the 2011 Plan. As of March 14, 2011, approximately 298 employees, all of our non-employee directors and no consultants were eligible to participate. Although our non-employee directors were compensated under our Director Plan, as amended, prior to its expiration, they will be compensated under the 2011 Plan assuming its approval by our shareholders.

Types of Awards

        Awards under the 2011 Plan may consist of options (non-qualified and incentive stock options), stock appreciation rights or SARs, restricted stock, stock units, performance units, incentive awards and other stock-based awards as determined by the Compensation Committee. The terms and conditions of each award are set forth in an award agreement. Awards may be granted alone or in combination or tandem with, or in substitution for, other awards. The Compensation Committee will determine all terms and conditions of awards intended to comply with the performance-based exception from tax deductibility limitations of Section 162(m) of the Code.

        Options.    Options may be either non-qualified options or incentive stock options. Options are subject to the terms and conditions, including vesting and exercisability conditions, set by the Compensation Committee (and incentive stock options are subject to further statutory restrictions as set forth in Section 422 of the Code). The exercise price to be paid at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant, unless the option is granted as a substitute award as described earlier. "Fair market value" under the 2011 Plan as of any date means the closing sale price for a share of common stock on the NASDAQ Stock Market on that date.

        The exercise price of an option will be paid by a participant in cash unless the Compensation Committee allows exercise payments to be made, in whole or in part, (i) by means of a broker-assisted sale and remittance program, (ii) by delivery to the Company (or attestation as to ownership) of shares of common stock already owned by the participant, or (iii) by a "net exercise" of the option in which a portion of the shares otherwise issuable upon exercise of the option are withheld by the Company. Any shares delivered or withheld in payment of an exercise price will be valued at their fair market value on the exercise date.

        Stock Appreciation Rights.    SARs may be granted alone or in conjunction with other awards. A SAR granted under the 2011 Plan entitles the holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of our common stock over a specified exercise price set by the Compensation Committee that shall not be less than 100% of the fair market value of a share on the grant date (unless the SAR is granted as a substitute award as described earlier). Payment of an SAR upon exercise may be made by the Company in cash, shares of our common stock, or a combination thereof as determined by the Compensation Committee. A SAR will vest and become exercisable at such time, in such installments and subject to such conditions as may be determined by the Compensation Committee.

        Restricted Stock Awards.    A restricted stock award is an award of common stock that vests at such times and in such installments as may be determined by the Compensation Committee. Until it vests, the shares subject to the award are subject to restrictions on transferability and the possibility of forfeiture. The Compensation Committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by, or in the service of, the Company or a subsidiary for a certain period or that the participant or the Company (or any subsidiary or division of the Company) satisfy specified performance criteria.

        Unless otherwise specified by the Compensation Committee, a participant who receives a restricted stock award is entitled to vote and receive any regular cash dividends on the unvested shares, except that regular cash dividends paid on restricted shares whose vesting is subject to performance conditions will be subject to the same restrictions as the underlying shares. Any dividends other than regular cash dividends or distributions paid with respect to unvested restricted shares will also be subject to the same restrictions as the underlying shares unless the Committee determines otherwise.

        Stock Unit Awards.    A stock unit award is a right to receive the fair market value of one or more shares of common stock, payable in cash, shares of common stock, or a combination of both, that vests at such times and in such installments as may be determined by the Compensation Committee. Until it vests, a stock unit award is subject to restrictions on transferability and the possibility of forfeiture. Stock unit awards will be subject to such terms and conditions, consistent with the other provisions of the 2011 Plan, as may be determined by the Compensation Committee.

        A participant who receives a stock unit award will not have any voting rights as a shareholder unless and until shares are issued in settlement of the units. Dividend equivalents may be paid on stock units in the Compensation Committee's discretion, but any dividend equivalents paid on stock units whose vesting is subject to performance conditions will be subject to the same restrictions as the underlying units.

        Performance Units.    A performance unit represents the right to receive a payment in cash, shares of common stock (which may be restricted), stock units, or a combination thereof conditioned upon the achievement of performance goals specified by the Compensation Committee. The level of achievement of such performance goals determines the number and/or value of performance units that will vest and be paid to a participant. The Compensation Committee will determine the number and terms of all performance units, including the performance goals and performance period during which such goals must be met.

        Incentive Awards.    An incentive award is a performance bonus that may be granted to any participant, the payment of which shall be subject the level of achievement of applicable performance goals over a specified performance period. The Compensation Committee will determine the amounts and terms of all incentive awards. Incentive awards may be paid in cash or in the form of any other award authorized under the 2011 Plan, in the Compensation Committee's discretion.

        Other Stock-Based Awards.    The Compensation Committee may grant awards of common stock and other awards that are valued by reference to and/or payable in common stock under the 2011 Plan. The Compensation Committee has complete discretion in determining the terms and conditions of such awards.

Performance-Based Compensation

        The Committee may grant restricted stock, stock unit, performance unit, incentive and other stock-based awards under the 2011 Plan to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be "performance-based compensation" within the meaning of Section 162(m) in order to preserve the deductibility of those awards for federal income tax purposes. Such awards that are denominated in shares or share equivalents made to any participant during a calendar year may not exceed 200,000 shares, and such awards denominated in cash that are granted to any participant during a calendar year may not involve a maximum amount payable in excess of $1,500,000 multiplied by the number of full or partial years in the applicable performance period. Under current IRS interpretations, "covered employees" of a company are its chief executive officer and any other executive officer (other than the chief financial officer) who is among the three other most highly compensated executive officers employed by the company at a year end. Participants are entitled to receive payment for a Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by the Committee for the performance period are satisfied. Options and SARs granted under the 2011 Plan need not be conditioned upon the achievement of performance goals in order to constitute performance-based compensation for Section 162(m) purposes.

        The objective performance goals set by the Compensation Committee for awards (other than options and SARs) designed to qualify as "performance-based compensation" for Section 162(m) purposes must be based on one or more of the following measures:

  •
  earnings before any one or more of interest, taxes, depreciation or amortization;

  •
  margins (including, but not limited to, one or more of gross, operating and net earnings margins);

  •
  net income or loss;

  •
  operating profit;

  •
  growth or rate of growth in cash flow;

  •
  cash flow provided by operations;

  •
  free cash flow;

  •
  gross revenues;

  •
  reductions in expense levels, operating and maintenance cost management and employee productivity;

  •
  shareholder returns and return measures (including return on assets, investments, invested capital, equity, or gross sales);

  •
  growth or rate of growth in return measures;

  •
  share price (including growth measures and total shareholder return or attainment by the shares of a specified value for a specified period of time);

  •
  net economic value;

  •
  economic value added;

  •
  aggregate product unit and pricing targets;

  •
  strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

  •
  achievement of business or operational goals such as market share and/or business development;

  •
  achievement of diversity objectives;

  •
  results of customer satisfaction surveys; and/or

  •
  debt ratings, debt leverage and debt service.

        The Compensation Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon corporate, group, unit, division, subsidiary or individual performance, and may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or by relative comparison to the performance of other companies or other external measures. The Compensation Committee will define in an objective fashion the manner of calculating the performance goals based on the performance criteria it selects to use in any performance period, and will establish such performance goals within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m). In determining the actual amount to be paid with respect to an individual performance-based award for a performance period, the Committee may reduce (but not increase) the amount that would otherwise be payable as a result of satisfying the applicable performance goals.

        Approval of the 2011 Plan at the annual meeting of shareholders will be deemed to include, among other things, approval of the eligibility of executive officers and other employees to participate in the 2011 Plan, the performance criteria upon which awards intended to be "performance-based compensation" under Section 162(m) may be made, and the qualification of options and SARs granted under the 2011 Plan as "performance-based compensation" for purposes of Section 162(m).

Change in Control

        If a change in control of our Company that involves a corporate transaction occurs, then the consequences will be as described in this paragraph unless the Compensation Committee provides otherwise in an applicable award agreement. If any outstanding award is continued, assumed or replaced by the surviving or successor entity in connection with such corporate transaction, and if within one year after the change in control a participant's employment or other service is involuntarily terminated without cause, then (i) each of the participant's outstanding options and SARs will become exercisable in full and remain exercisable for one year, and (ii) any other form of outstanding award granted to the participant will fully vest. If any outstanding award is not continued, assumed or replaced in connection with a change in control involving a corporate transaction, then the Compensation Committee may provide that (i) any outstanding options and SARs will become fully exercisable for a period of time prior to the effective time of the corporate transaction and will then terminate at the effective time of the corporate transaction and (ii) any other awards will fully vest immediately prior to the effective time of the corporate transaction. Alternatively, the Compensation Committee may elect to terminate awards in exchange for a payment with respect to each award in an amount equal to the excess, if any, between the fair market value of the shares subject to the award immediately prior to the effective date of such corporate transaction (which may be the fair market value of the consideration to be received in the corporate transaction for the same number of shares) over the aggregate exercise price (if any) for the shares subject to such award (or, if there is no excess, such award may be terminated without payment).

        If a change in control of our Company that does not involve a corporate transaction occurs, the Compensation Committee may provide that (i) any award will become fully vested and exercisable upon the change in control or upon the involuntary termination of the participant without cause within one year of the change in control, (ii) any option or SAR will remain exercisable during all or some portion of its remaining term, or (iii) awards will be canceled in exchange for payments in a similar manner as described above with respect to a change in control involving a corporate transaction.

        For purposes of the 2011 Plan, the following terms have the meanings indicated:

  •
  A "change in control" of the Company generally occurs if (unless defined differently in an agreement between our Company and a participant) (i) a person or group acquires 50% or more of our Company's outstanding voting power, (ii) certain changes occur in the composition of our Board of Directors, or (iii) a corporate transaction is consummated (unless our Company's voting securities immediately prior to the transaction continue to represent over 50% of the voting power of our Company or the surviving entity immediately after the transaction).

  •
  "Cause" for termination means, unless defined differently in an agreement between our Company and the participant, (i) a material breach by the participant of any agreement with our Company or any subsidiary, (ii) an act of dishonesty resulting in personal enrichment at the expense of our company, (iii) persistent failure to satisfactorily perform duties, (iv) any failure to materially conform to our business conduct or ethics code, or (v) indictment or conviction for a felony.

  •
  A "corporate transaction" means (i) a reorganization, merger or consolidation of the Company, (ii) a statutory share exchange of outstanding voting securities of the Company, or (iii) a sale or disposition of all or substantially all of the assets of the Company in one or a series of transactions.

Effect of Termination of Employment

        If a participant ceases to be employed by or provide other services for our Company and all subsidiaries, awards under the 2011 Plan then held by the participant will be treated as set forth below unless provided otherwise in the applicable award agreement.

  •
  Upon termination for cause, all unexercised options and SARs and all unvested portions of any other outstanding awards shall be immediately forfeited.

  •
  Upon termination for any other reason, all unvested and unexercisable portions of any outstanding awards shall be immediately forfeited.

  •
  Upon termination for any reason other than cause, death or disability, the currently vested and exercisable portions of options and SARs may be exercised for three months after such termination.

  •
  Upon termination due to death or disability, the currently vested and exercisable portions of options and SARs may be exercised for one year after such termination.

Amendment and Termination

        The 2011 Plan will continue until May 11, 2021, after which no awards may be issued under the plan. However, our Board may at any time amend, suspend or terminate the 2011 Plan without the approval of shareholders, except that no amendment may be made without shareholder approval if such approval is required to satisfy any applicable federal or state law or NASDAQ Stock Market rules. Shareholder approval would be required for any amendment that seeks to modify the prohibition on underwater option re-pricing discussed above.

        Termination, suspension or amendment of the 2011 Plan, or any amendment of an award agreement, may not adversely affect any outstanding award without the consent of the affected participant, except for amendments necessary to comply with applicable laws or stock exchange rules.

Transferability

        In general, no right or interest in any award under the 2011 Plan may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, the Compensation Committee may provide that an award (other than an incentive stock option) may be transferable by gift to a participant's family member or pursuant to a qualified domestic relations order.

Adjustments

        If certain transactions with the Company's shareholders occur that cause the per share value of our common stock to change, such as stock splits, spin-offs, stock dividends or certain recapitalizations (referred to as "equity restructurings"), the Compensation Committee will equitably adjust (i) the class of shares issuable and the maximum number and kind of shares subject to the 2011 Plan, (ii) outstanding awards as to the class, number of shares and price per share, and (iii) award limitations prescribed by the 2011 Plan. Other types of transactions may also affect the common stock, such as reorganizations, mergers or consolidations. If there is such a transaction and the Compensation Committee determines that adjustments of the type previously described in connection with equity restructurings would be appropriate to prevent any dilution or enlargement of benefits under the 2011 Plan, the Compensation Committee will make such adjustments as it may deem equitable.

U.S. Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2011 Plan.

        Non-Statutory Options.    If a participant is granted a non-statutory option under the 2011 Plan, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price paid. The participant's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

        Incentive Stock Options.    If a participant is granted an incentive stock option under the 2011 Plan, the participant will not recognize taxable income upon grant of the option. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described for non-statutory options will apply.

        Other Awards.    The current federal income tax consequences of other awards authorized under the 2011 Plan generally follow certain basic patterns. SARs are taxed and deductible in substantially the same manner as non-statutory options. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received (determined as if the shares were not subject to any risk of forfeiture) at the time the restrictions lapse and the shares vest, unless the participant elects under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. Stock unit and other awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

        Section 162(m) of the Code.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000, unless, among other exceptions, the compensation qualifies as "performance-based compensation." The 2011 Plan is designed to meet the requirements of Section 162(m), but awards other than options and SARs granted under the 2011 Plan will only be treated as qualified performance-based compensation under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m), including that the maximum amount of compensation a covered employee may receive is based on the satisfaction of pre-established performance goals.

        Section 409A of the Code.    The foregoing discussion of tax consequences of awards under the 2011 Plan assumes that the award discussed is either not considered a "deferred compensation arrangement" subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant would generally be required to include in income when the award vests the amount deemed "deferred," would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. We intend to administer the 2011 Plan in a manner compliant with Section 409A.

New Plan Benefits

        No grants or awards have been made or received under the 2011 Plan that were subject to shareholder approval. In addition, the Compensation Committee, in its sole discretion, will determine the number and types of awards that will be granted under the 2011 Plan. Thus, it is not possible to determine the benefits or amounts to be received or allocated to eligible participants under the 2011 Plan if the 2011 Plan were to be approved by our shareholders.

        Since the benefits and amounts to be received under the 2011 Plan are not determinable, the following table sets forth information regarding equity-based awards granted under the 2009 Plan and Director Plan during the fiscal year ended December 31, 2010 as illustrative of current grant practices with respect to equity-based awards.

Name of Individual or Group	Number of Options Granted (#)	Average Per Share Exercise Price ($)	Number of Restricted Stock Shares (#)	Dollar Value of Restricted Units ($)
Paul Lidsky	—	$—	20,000	$68,000
M. Shawn O'Grady	—	$—	12,692	$43,153
Gregory Barnum	—	$—	9,615	$32,691
All executive officers, as a group	—	$—	42,307	$143,844
All directors who are not executive officers, as a group	—	$—	37,030	$153,128
All employees who are not executive officers, as a group	—	$—	254,000	$1,083,440

Equity Compensation Plan Information at Fiscal Year Ended December 31, 2010

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	1,037,711	$4.10	643,977
Equity compensation plans not approved by security holders	—	—	—

Totals	1,037,711	$4.10	643,977

(1)
These equity compensation plans consist of our 1999 and 2009 Incentive Compensation Plans and our 2000 Director Stock Option Plan, each as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
APPROVAL OF THE DATALINK CORPORATION 2011 INCENTIVE
COMPENSATION PLAN.

 AUDITING MATTERS

Audit Committee Report

        Note:    The material in this Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to our accounting, reporting practices and the quality and integrity of our financial reports and our other publicly disseminated financial information. In this context, the Audit Committee has met with management (including the Chief Executive Officer and Chief Financial Officer) and McGladrey & Pullen, LLP, our independent registered public accounting firm ("Independent Auditors"). With respect to independence, the Audit Committee has determined that all of its members are independent within the meaning of NASDAQ Global Market rules.

        The Audit Committee held four meetings with the Independent Auditors, both in the presence of management and privately. The Audit Committee discussed the overall scope and plans for the Independent Auditors' audit, the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reports.

        The Audit Committee has (i) reviewed and discussed the audited financial statements of the Company as of December 31, 2010 and for the year then ended (the "Financial Statements") with management which has represented that the Financial Statements were prepared in accordance with Generally Accepted Accounting Principles in the United States of America, (ii) discussed the Financial Statements with McGladrey & Pullen, LLP, including the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 308) as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iii) received the written disclosures and the letter from McGladrey & Pullen, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with McGladrey & Pullen, LLP their independence. The Committee has also considered whether McGladrey & Pullen, LLP's provision of non-audit services as described below under the heading "Fees" is compatible with maintaining McGladrey & Pullen, LLP's independence.

        Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion in our Annual Report on Form 10-K for the year ended December 31, 2010 of our financial statements as audited by the Independent Auditors for filing with the SEC.

AUDIT COMMITTEE

Brent G. Blackey, Chairman J. Patrick O'Halloran James E. Ousley

Fees

        The following table presents the aggregate fees for professional services provided by McGladrey & Pullen, LLP or RSM McGladrey, Inc. in fiscal years 2010 and 2009:

Description of Fees	Fiscal Year 2010	Fiscal Year 2009
Audit Fees	$243,000	$299,000
Audit-Related Fees	34,000	22,000

Total Audit and Audit-Related Fees	277,000	321,000
Tax Fees	—	2,000

Total	$277,000	$323,000

Audit Fees

        McGladrey & Pullen, LLP's fees for audit services include fees for the audit of our 2010 and 2009 annual financial statements, quarterly reviews of our financial statements included in our Form 10-Q filings and meetings with the Audit Committee.

Audit Related Fees

        Audit related fees primarily related to registration statement filings and accounting consultations.

Tax Fees

        There were no tax services provided by RSM McGladrey, Inc., an entity related to McGladrey & Pullen, LLP, in 2010. Fees billed to us by RSM McGladrey, Inc. in 2009 for tax related services included preparation of the corporate income tax returns and related filings and other tax compliance assistance.

All Other Fees

        There were no other services provided by McGladrey & Pullen, LLP or RSM McGladrey, Inc. not included in the captions above during 2010 or 2009.

Pre-Approval Policy

        The Audit Committee has not formally adopted a policy for pre-approval of all audit and non-audit services by our Independent Auditors, but it has routinely pre-approved all audit and permitted non-audit services to be performed for us by our independent auditors.

 PROPOSAL NUMBER THREE
Ratification of Independent Registered Public Accountants

        Our audit committee has designated McGladrey & Pullen, LLP to be our independent registered public accountants for the year ending December 31, 2011. Our board of directors will offer a resolution at our annual meeting to ratify this designation. McGladrey & Pullen, LLP has served as our independent registered public accountants since December 2004. Our organizational documents do not require that our shareholders ratify the selection of McGladrey & Pullen, LLP as our independent registered public accountants. We are doing so because our Board of Directors believe it is a matter of good corporate practice. If our shareholders do not ratify the selection, our audit committee will reconsider whether or not to retain McGladrey & Pullen, LLP, but still may retain them. Even if the selection is ratified, our audit committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our shareholders.

        We anticipate that representatives of McGladrey & Pullen, LLP will be present at the meeting to respond to appropriate questions and, if they desire, to make a statement.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" RATIFICATION OF MCGLADREY & PULLEN, LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2011.

OTHER MATTERS

Other Business

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named in the accompanying proxy will have the discretionary authority to vote such proxy on such matters in accordance with their best judgment.

Annual Report to Shareholders and Annual Report on Form 10-K

        Our 2010 Annual Report to Shareholders accompanies this Proxy Statement. Our annual report on Form 10-K for the year ended December 31, 2010, as filed with the SEC, is available at no charge to shareholders through our website at www.datalink.com, upon written request to us at our business address, and also charge through the SEC's web site at http://www.sec.gov.

Householding Information

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and Proxy Statement, unless one or more of these shareholders notifies us that they would like to continue to receive individual copies. This will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

        If you and other shareholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case, you would like to receive only a single copy of the Annual Report or Proxy Statement for your household, please contact our Investor Relations representative by email at investor@datalink.com, by mail to the address listed on the cover of this proxy statement, Attention: Investor Relations, or by telephone at (952) 944-3462.

        If you participate in householding and would like to receive a separate copy of our 2010 Annual Report or this Proxy Statement, please contact us in the manner described in the immediately preceding paragraph. We will deliver the requested documents to you promptly upon receipt of your request.

SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

        A shareholder intending to present a proposal to be included in our proxy materials for the next Annual Meeting of Shareholders must deliver the proposal in writing to us no later than December 1, 2011. Shareholder proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to our principal executive offices at 8170 Upland Circle, Chanhassen, Minnesota 55317-8589, Attention: Secretary. If the date of the 2012 Annual Meeting is moved more than 30 days before or after the anniversary date of the 2011 Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials.

        We must receive notice of any other shareholder proposals intended to be presented at our 2012 annual meeting in writing and delivered to our principal executive office no later than February 10, 2012. If the date of the 2012 Annual Meeting is moved more than 30 days before or after such anniversary date of the 2011 Annual Meeting, notice by a shareholder shall be timely only if so delivered or so mailed and received not less than 90 days before the 2012 Annual Meeting or, if later, within 10 days after the first public announcement of the date of 2012 Annual Meeting.

 Appendix A

DATALINK CORPORATION
2011 INCENTIVE COMPENSATION PLAN

        1.    Purpose.    The purpose of the Datalink Corporation 2011 Incentive Compensation Plan (the "Plan") is to attract and retain the best available personnel for positions of responsibility with the Company, to provide additional incentives to them and align their interests with those of the Company's stockholders, and to thereby promote the Company's long-term business success.

        2.    Definitions.    In this Plan, the following definitions will apply.

        (a)   "Affiliate" means any corporation that is a Subsidiary or Parent of the Company.

        (b)   "Agreement" means the written or electronic agreement containing the terms and conditions applicable to each Award granted under the Plan. An Agreement is subject to the terms and conditions of the Plan.

        (c)   "Award" means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Unit, Incentive Award or Other Stock-Based Award.

        (d)   "Board" means the Board of Directors of the Company.

        (e)   "Cause" means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, or in the absence of any such then-effective agreement or definition, means a Participant's (i) material breach of any employment, confidentiality, nonsolicitation, noncompetition, invention assignment or other agreement with the Company or any Affiliate, (ii) act or acts of dishonesty resulting in gain or personal enrichment of the Participant at the expense of the Company or any Affiliate, (iii) persistent failure to satisfactorily perform the duties associated with Participant's employment or status as a Service Provider, (iv) failure to materially conform to the Company's business conduct or ethics code or other applicable Company policies, or (v) material violation of any law, rule, regulation, court order or regulatory directive.

        (f)    "Change in Control" means, unless otherwise provided in an Agreement, one of the following:

          (1)   Any individual, entity or Group (a "Person"), other than (i) one or more Subsidiaries, (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (iii) any Person who, as of the effective date of this Plan, is already the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of 20% or more of the Company's Voting Securities, becomes the beneficial owner of equity securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding Voting Securities, except that (A) any acquisition of Company equity securities by a Person directly from the Company for the purpose of providing financing to the Company, any formation of a Group consisting solely of beneficial owners of the Company's voting securities as of the effective date of this Plan, or any repurchase or other acquisition by the Company of its equity securities that causes any Person to become the beneficial owner of more than 50% of the Company's voting securities, will not be considered a Change in Control unless and until, in either case, such Person acquires beneficial ownership of additional Company voting securities after the Person initially became the beneficial owner of more than 50% of the Company's voting securities by one of the means described in this clause (A); and (B) a Change in Control will occur if a Person becomes the beneficial owner of more than 50% of the Company's voting securities as the result of a Corporate Transaction only if the Corporate Transaction is itself a Change in Control pursuant to subsection 2(f)(3);

          (2)   Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board; or

          (3)   The consummation of a Corporate Transaction unless, immediately following such Corporate Transaction, all or substantially all of the Persons who were the beneficial owners of Company voting securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities (or comparable equity interests) of the surviving or acquiring entity (or its Parent) resulting from such Corporate Transaction in substantially the same proportions as their ownership of Company voting securities immediately prior to such Corporate Transaction.

Notwithstanding the foregoing, (i) to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in Section 2(f) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A; and (ii) no Change in Control shall be deemed to have occurred with respect to a Participant if the participant is part of a Group which consummates the Change in Control transaction. A Participant is deemed "part of a Group" for purposes of the preceding sentence if the Participant is an equity participant in the Group or any entity that is a member thereof except for passive ownership of less than three percent (3%) of the Voting Securities of a member of the Group.

        (g)   "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, and the regulations promulgated thereunder.

        (h)   "Committee" means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the Nasdaq Stock Market, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m).

        (i)    "Company" means Datalink Corporation, a Minnesota corporation, or any successor thereto.

        (j)    "Continuing Director" means an individual (A) who is, as of the effective date of the Plan, a director of the Company, or (B) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company's stockholders, was approved by at least a majority of the then Continuing Directors, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents.

        (k)   "Corporate Transaction" means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving corporation.

        (l)    "Disability" means (i) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (ii) if there is no such long-term disability plan or policy, "total and permanent disability" within the meaning Code Section 22(e)(3).

        (m)  "Employee" means an employee of the Company or an Affiliate.

        (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, and the regulations promulgated thereunder.

        (o)   "Fair Market Value" means the fair market value of a Share determined as follows:

          (1)   If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

          (2)   If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

        (p)   "Full Value Award" means an Award other than an Option, Stock Appreciation Right.

        (q)   "Grant Date" means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

        (r)   "Group" means two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

        (s)   "Incentive Award" means a performance bonus payable as provided in Section 12.

        (t)    "Non-Employee Director" means a member of the Board who is not an Employee.

        (u)   "Option" means a right granted under the Plan to purchase a specified number of Shares at a specified price. An "Incentive Stock Option" or "ISO" means any Option designated as such and granted in accordance with the requirements of Code Section 422. A "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

        (v)   "Other Stock-Based Award" means an Award described in Section 13 of this Plan.

        (w)  "Parent" means a "parent corporation," as defined in Code Section 424(e).

        (x)   "Participant" means a person to whom an Award is or has been made in accordance with the Plan.

        (y)   "Performance-Based Compensation" means an Award to a person who is determined by the Committee to be or to be likely to become, a "covered employee" (as defined in Section 162(m)(3) of the Code) and that is intended to constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code.

        (z)   "Performance Unit" means the type of Award described in Section 11 of this Plan.

        (aa) "Plan" means this Datalink Corporation 2011 Incentive Compensation Plan, as amended and in effect from time to time.

        (bb) "Prior Plan" means the Datalink Corporation 2009 Incentive Compensation Plan.

        (cc) "Restricted Stock" means Shares issued to a Participant that are subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

        (dd) "Service" means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider's Service shall be deemed to have terminated either upon an actual cessation of providing services or upon the entity for which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

        (ee) "Service Provider" means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

        (ff)  "Share" means a share of Stock.

        (gg) "Stock" means the common stock, $0.001 par value, of the Company.

        (hh) "Stock Appreciation Right" or "SAR" means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

        (ii)   "Stock Unit" means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

        (jj)   "Subsidiary" means a "subsidiary corporation," as defined in Code Section 424(f), of the Company.

        (kk) "Substitute Award" means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

        (ll)   "Voting Securities" of an entity means the outstanding securities entitled to vote generally in the election of directors (or comparable equity interests) of such entity.

        3.    Administration of the Plan.

        (a)    Administration.    The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

        (b)    Scope of Authority.    Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

          (1)   determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

          (2)   cancelling or suspending an Award or the exercisability of an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 17(d) and 17(e); and

          (3)   establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement made under the Plan, and making all other determinations necessary or desirable for the administration of the Plan.

Notwithstanding the foregoing, the Board shall perform the duties and have the responsibilities of the Committee with respect to Awards made to Non-Employee Directors.

        (c)    Awards to Foreign Service Providers.    The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such subplans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

        (d)    Acts of the Committee; Delegation.    A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i), (ii) and (iii) of Section 2(h). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more executive officers of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

        (e)    Finality of Decisions.    The Committee's interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

        (f)    Indemnification.    Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual's duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company's expense, to handle and defend the claims before such person undertakes to handle and defend them on such person's own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise.

        4.    Shares Available Under the Plan.

        (a)    Maximum Shares Available.    Subject to Section 4(b) and to adjustment as provided in Section 14(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 750,000, plus any Shares remaining available for future grants under the Prior Plan on the effective date of this Plan. After the effective date of the Plan, no additional awards may be granted under the Prior Plan. Shares issued under the Plan shall come from authorized and unissued shares. In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:

          (1)   Where the number of Shares subject to an Award is variable on the Grant Date, the number of Shares to be counted against the share reserve prior to the settlement of the Award shall be the maximum number of Shares that could be received under that particular Award.

          (2)   Where two or more types of Awards are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, the number of Shares to be counted against the share reserve shall be the largest number of Shares that would be counted against the share reserve under either of the Awards.

          (3)   Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

        (b)    Effect of Forfeitures and Other Actions.    Any Shares subject to an Award, or to an award granted under the Prior Plan that is outstanding on the effective date of this Plan (a "Prior Plan Award"), that is forfeited, expires, is settled for cash, or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or Prior Plan Award (including a payment in Shares on the exercise of a Stock Appreciation Right) shall, to the extent of such forfeiture, expiration, cash settlement or non-issuance, again become available for Awards under this Plan and correspondingly increase the total number of Shares available for grant and issuance under Section 4(a). In the event that (i) any Award or Prior Plan Award is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company in payment of the applicable exercise price, or (ii) any tax withholding obligations arising from such Award or Prior Plan Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall again become available for Awards under this Plan and correspondingly increase the total number of Shares available for grant and issuance under Section 4(a).

        (d)    Effect of Plans Operated by Acquired Companies.    If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

        (e)    No Fractional Shares.    Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.

        (f)    Individual Option and SAR Limit.    The aggregate number of Shares subject to Options and/or Stock Appreciation Rights granted during any calendar year to any one Participant shall not exceed 250,000 Shares.

          5.    Eligibility.    Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

        6.    General Terms of Awards.

        (a)    Award Agreement.    Except as otherwise provided in the Plan, each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. An Award evidenced by an Agreement will not become effective unless acceptance of the Agreement in a manner permitted by the Committee is received by the Company within 30 days of the date the Agreement is delivered to the Participant. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

        (b)    Vesting and Term.    Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date), and any applicable performance period. The Committee may provide in an Agreement for such vesting and exercisability conditions as it may determine.

        (c)    Transferability.    Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant's guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a qualified domestic relations order or may be transferable by gift to any "family member" (as defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Award and not any transferee.

        (d)    Designation of Beneficiary.    Each Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award payable on or after the Participant's death. Any such designation shall be on a written or electronic form approved by the Committee and shall be effective upon its receipt by the Company or an agent selected by the Company.

        (e)    Termination of Service.    Unless otherwise provided in this Plan or in an Agreement, if a Participant's Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or Stock Appreciation Right, as applicable):

          (1)   Upon termination of Service for Cause, all unexercised Options and SARs and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

          (2)   Upon termination of Service for any other reason, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

          (3)   Upon termination of Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period of three months after the date of such termination. However, if a Participant thereafter dies during such three-month period, the vested and exercisable portions of the Options and SARs may be exercised for a period of one year after the date of such termination.

          (4)   Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Options and SARs may be exercised for a period of one year after the date of such termination.

        (f)    Rights as Stockholder.    No Participant shall have any rights as a stockholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

        (g)    Performance-Based Awards.    Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award has been earned. Any performance-based Award that is intended by the Committee to qualify as Performance-Based Compensation shall additionally be subject to the requirements of Section 19 of this Plan. Except as provided in Section 19 with respect to Performance-Based Compensation, the Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance measures upon the occurrence of certain events, which may include a Change of Control, a Corporate Transaction, a recapitalization, a change in the accounting practices of the Company, or the Participant's death or Disability.

        (h)    Dividends and Dividend Equivalents.    Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate, except for regular quarterly cash dividends on Shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents on the units or other Share equivalents subject to the Award based on dividends actually declared on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Award Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend equivalents paid with respect to units or Share equivalents that are subject to the unvested portion of a Stock Unit Award or an Other Stock-Based Award whose vesting is subject to the satisfaction of specified performance objectives will be subject to the same restrictions as the units or Share equivalents to which such dividend equivalents relate. The Committee may, in its discretion, provide in Award Agreements for restrictions on dividends and dividend equivalents in addition to those specified in this Section 6(h).

        7.    Stock Option Awards.

        (a)    Type and Exercise Price.    The Agreement pursuant to which an Option is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards.

        (b)    Payment of Exercise Price.    The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, which may include, to the extent permitted by the Committee, payment under a broker-assisted sale and remittance program acceptable to the Committee. The purchase price may be paid in cash or in such other manner as the Committee may permit, including by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

        (c)    Exercisability and Expiration.    Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. No Option shall be exercisable at any time after its scheduled expiration. When an Option is no longer exercisable, it shall be deemed to have terminated.

        (d)    Incentive Stock Options.

          (1)   An Option will constitute an Incentive Stock Option only if the Participant receiving the Option is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option's Grant Date)

  of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Statutory Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the maximum number of Shares that may be the subject of Awards and issued under the Plan as provided in the first sentence of Section 4(a).

          (2)   No Participant may receive an Incentive Stock Option under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option will expire no later than five years after its Grant Date.

          (3)   For purposes of continued Service by a Participant who has been granted an Incentive Stock Option, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

          (4)   If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Qualified Stock Option.

          (5)   The Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify the Option as an Incentive Stock Option.

        8.    Stock Appreciation Rights.

        (a)    Nature of Award.    An Award of Stock Appreciation Rights shall be subject to such terms and conditions determined by the Committee, and shall entitle the participant to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified exercise price that shall not be less than 100% of the Fair Market Value of such Shares on the Grant Date of the Stock Appreciation Right, except in the case of Substitute Awards.

        (b)    Exercise of SAR.    Each Stock Appreciation Right may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after its scheduled expiration. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

        9.    Restricted Stock Awards.

        (a)    Vesting and Consideration.    Shares subject to a Restricted Stock Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award.

        (b)    Shares Subject to Restricted Stock Awards.    Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company's transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to transfer restrictions and accompanied by a similar legend. Upon the vesting of Shares of Restricted Stock and the corresponding lapse of the restrictions and forfeiture conditions, the corresponding transfer restrictions and restrictive legend will be removed from the book-entry evidencing such Shares or the certificate evidencing such Shares, and such certificate shall be delivered to the Participant. Such vested Shares may, however, remain subject to additional restrictions as provided in Section 20(c).

        (c)    Rights of a Stockholder.    Except as otherwise provided in this Plan, including Section 6(h), and the applicable Agreement, a Participant with a Restricted Stock Award shall have all the other rights of a stockholder, including the right to receive dividends and the right to vote the Shares of Restricted Stock.

        10.    Stock Unit Awards.

        (a)    Vesting and Consideration.    A Stock Unit Award shall be subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

        (b)    Payment of Award.    Following the vesting of a Stock Unit Award, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions) or a combination of cash and Shares as determined by the Committee. If the Stock Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

        11.    Performance Unit Awards.

        (a)    Grant and Vesting of Performance Units.    Performance Units may be granted to any Participant in such number and upon such terms and at such times as shall be determined by the Committee. Each Performance Unit shall have an initial value that is established by the Committee as of the Grant Date. Performance Unit Awards shall be considered performance-based Awards for purposes of, and subject to, Section 6(g), subject to such vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine in its discretion.

        (b)    Payment of Performance Units.    Following the completion of the applicable performance period and the vesting of a Performance Unit Award, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions), Stock Units or some combination of the foregoing as determined by the Committee and specified in the applicable Agreement. The level of achievement of performance goals applicable to a Performance Unit Award will determine the number or value of Performance Units that will be paid to a Participant. If a Performance Unit Award is not by its terms exempt from the requirements of Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.

        12.    Incentive Awards.

        (a)    Grant and Vesting of Awards.    Incentive Awards may be granted to any Participant and may be evidenced by an Agreement or by such other writing (such as minutes) as the Committee may approve, which shall specify a Participant's payment amount or payment range, applicable performance goals and performance period, and such other terms not inconsistent with the Plan as the Committee shall determine. Incentive Awards shall be considered performance-based Awards for purposes of, and subject to, Section 6(g).

        (b)    Payment of Incentive Awards.    Incentive Awards shall be paid as soon as administratively practicable after the Committee determines the amount of the Award, if any, that is payable, but not later than two and one-half months after the end of the calendar year in which the Incentive Award payment is no longer subject to a substantial risk of forfeiture for purposes of Code Section 409A. Payment, if any, with respect to an Incentive Award shall be made in accordance with the terms of the Award in cash, Shares (which may themselves be considered Restricted Stock under the Plan subject to restrictions on transfer and forfeiture conditions), Restricted Stock Units, Options or any other form of an Award or any combination of the foregoing as determined by the Committee.

        (c)    Termination of Service.    If a Participant's Service terminates during the performance period applicable to an Incentive Award, the Committee may, in its absolute discretion and under such rules as the Committee may from time to time prescribe, authorize the payment of some or all of the Incentive Award, consistent with the requirements of Section 19 and Code Section 162(m) for an Incentive Award intended to be Performance-Based Compensation. In the absence of such authorization by the Committee, the Participant shall receive no Incentive Award payout for such performance period.

        13.    Other Stock-Based Awards.    The Committee may from time to time grant Stock and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

        14.    Changes in Capitalization, Corporate Transactions, Change in Control.

        (a)    Adjustments for Changes in Capitalization.    In the event of any equity restructuring (within the meaning of FASB ASC Topic 718—Stock Compensation) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 14(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

        (b)    Corporate Transactions.    Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

          (1)    Continuation, Assumption or Replacement of Awards.    In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Sections 14(a) and 6(g)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 14(b)(4) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 14(b)(1), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and provides for a vesting or exercisability schedule that is the same as or more favorable to the Participant.

          (2)    Acceleration.    If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that (i) some or all outstanding Options and SARs shall become fully exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction, and (ii) some or all outstanding Full Value Awards shall vest in whole or in part immediately prior to the effective time of the Corporate Transaction and become payable in connection therewith. The Committee will not be required to treat all Awards similarly for purposes of this Section 14(b)(2). The Committee shall provide written notice of the period of accelerated exercisability of Options and SARs to all affected Participants. The exercise of any Option or SAR whose exercisability is accelerated as provided in this Section 14(b)(2) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation.

          (3)    Payment for Awards.    If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide for the termination of some or all of such outstanding Awards at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 14(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 14(b)(3). The payment for any Award surrendered shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to clause (i) of the preceding sentence is less than or equal to the amount determined pursuant to clause (ii) of the preceding sentence with respect to any Award, such Award may be terminated pursuant to this Section 14(b)(3) without payment of any kind to the affected Participant. Payment of any amount under this Section 14(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Corporate Transaction, and may, in the Committee's discretion, include subjecting such payments to vesting conditions comparable to those of the Award surrendered, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company's shareholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

          (4)    Termination After a Corporate Transaction.    If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 14(b)(1), and if within one year after the Corporate Transaction a Participant experiences an involuntary termination of Service for reasons other than Cause, then (i) outstanding Options and SARs issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant's termination of Service, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full.

        (c)    Change in Control.    In connection with a Change in Control that does not involve a Corporate Transaction, the Committee may provide (in the applicable Agreement or otherwise) for one or more of the following: (i) that any Award shall become fully vested and exercisable upon the occurrence of the Change in Control or upon the involuntary termination of the Participant without Cause within one year of the Change in Control, (ii) that any Option or SAR shall remain exercisable during all or some specified portion of its remaining term, or (iii) that Awards shall be canceled in exchange for payments in a manner similar to that provided in Section 14(b)(3). The Committee will not be required to treat all Awards similarly in such circumstances.

        (d)    Dissolution or Liquidation.    Unless otherwise provided in an applicable Agreement, in the event the shareholders of the Company approve the complete dissolution or liquidation of the Company, all outstanding Awards shall vest and become fully exercisable, and will terminate immediately prior to the consummation of any such proposed action. The Committee will notify each Participant as soon as practicable of such accelerated vesting and exercisability and pending termination.

        15.    Plan Participation and Service Provider Status.    Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person's Service at any time with or without Cause or change such person's compensation, other benefits, job responsibilities or title.

        16.    Tax Withholding.    The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings (up to the Participant's minimum required tax withholding rate) through a reduction in the number of Shares delivered or a delivery or tender to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

        17.    Effective Date, Duration, Amendment and Termination of the Plan.

        (a)    Effective Date.    The Plan shall become effective on May 12, 2011, assuming approval by the Company's stockholders of the Plan occurs at the Company's annual meeting of stockholders to be held on such date.

        (b)    Duration of the Plan.    The Plan shall remain in effect until all Shares subject to it are issued, all Awards have expired or terminated, the Plan is terminated pursuant to Section 17(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the "Termination Date"). Awards made before the Termination Date shall continue in effect in accordance with their terms and the provisions of the Plan in effect on the Termination Date, unless otherwise provided in the applicable Agreement.

        (c)    Amendment and Termination of the Plan.    The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its stockholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant's consent, unless such action is necessary to comply with applicable law or stock exchange rules.

        (d)    Amendment of Awards.    Subject to Section 17(e), the Committee may unilaterally amend the terms of any Agreement previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant's consent, unless such amendment is necessary to comply with applicable law or stock exchange rules.

        (e)    No Option or SAR Repricing.    Except as provided in Section 14(a), no Option or Stock Appreciation Right granted under the Plan may be amended to decrease the exercise price thereof, be cancelled in exchange for the grant of any new Option or Stock Appreciation Right with a lower exercise price or any new Full Value Award, be repurchased by the Company or any Affiliate, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a "repricing" of such Option or Stock Appreciation Right, unless such action is first approved by the Company's shareholders.

        18.    Substitute Awards.    The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or an Affiliate is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

        19.    Performance-Based Compensation.

        (a)    Designation of Awards.    If the Committee determines at the time a Full Value Award is granted to a Participant that such Participant is, or is likely to be, a "covered employee" for purposes of Code Section 162(m) as of the end of the tax year in which the Company would ordinarily claim a tax deduction in connection with such Award, then the Committee may provide that this Section 19 will be applicable to such Award, which shall be considered Performance-Based Compensation.

        (b)    Compliance with Code Section 162(m).    If an Award is subject to this Section 19, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable performance period of one or more performance goals based on one or more of the performance measures specified in Section 19(d). The Committee will select the applicable performance measure(s) and specify the performance goal(s) based on those performance measures for any performance period, specify in terms of an objective formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount payable in connection with an Award subject to this Section 19, all within the time periods prescribed by and consistent with the other requirements of Code Section 162(m). In specifying the performance goals applicable to any performance period, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments for items such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, any unusual, nonrecurring gains or losses or other items that would cause such measures to be considered "non-GAAP financial measures" within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Committee may also adjust performance measures for a performance period to the extent permitted by Code Section 162(m) in connection with an event described in Section 14(a) to prevent the dilution or enlargement of a Participant's rights with respect to Performance-Based Compensation. The Committee may adjust downward, but not upward, any amount determined to be otherwise payable in connection with such an Award. The Committee may also provide, in an Agreement or otherwise, that the achievement of specified performance goals in connection with an Award subject to this Section 19 may be waived upon the death or Disability of the Participant or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify as "performance-based compensation" under Code Section 162(m).

        (c)    Limitations.    With respect to Awards of Performance-Based Compensation, the maximum number of Shares that may be the subject of any Full Value Awards that are denominated in Shares or Share equivalents and that are granted to any one Participant during any calendar year shall not exceed 200,000 Shares (subject to adjustment as provided in Section 14(a)). The maximum amount payable with respect to any Full Value Awards that are denominated in cash and that are granted to any one Participant during any calendar year shall not exceed $1,500,000 multiplied by the number of full or partial years in the applicable performance or vesting period.

        (d)    Performance Measures.    For purposes of any Full Value Award considered Performance-Based Compensation subject to this Section 17, the performance measures to be utilized shall be limited to one or a combination of two or more of the following performance measures:

    (1)
    Earnings before any one or more of interest, taxes, depreciation or amortization;

    (2)
    Margins (including, but not limited to, one or more of gross, operating and net earnings margins));

    (3)
    Net income or loss;

    (4)
    Operating profit;

    (5)
    Growth or rate of growth in cash flow;

    (6)
    Cash flow provided by operations;

    (7)
    Free cash flow;

    (8)
    Gross revenues;

    (9)
    Reductions in expense levels, operating and maintenance cost management and employee productivity;

    (10)
    Stockholder returns and return measures (including return on assets, investments, invested capital, equity, or gross sales);

    (11)
    Growth or rate of growth in return measures;

    (12)
    Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

    (13)
    Net economic value and/or economic value added;

    (14)
    Aggregate product unit and pricing targets;

    (15)
    Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

    (16)
    Achievement of business or operational goals such as market share and/or business development;

    (17)
    Achievement of diversity objectives;

    (18)
    Results of customer satisfaction surveys; and/or

    (19)
    Debt ratings, debt leverage and debt service;

Any performance goal based on one or more of the foregoing performance measures may, in the Committee's discretion, be expressed in absolute amounts, on a per share basis, on a pre- or post-tax basis, relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or a published or special index (including stock market indices) or other external measures, and may relate to one or any combination of Company, Affiliate, business unit, department, function or individual performance. The Committee shall specify the weighting (which may be the same or different for multiple performance goals) to be given to each performance goal for purposes of determining the final amount payable with respect to any such Award.

        20.    Other Provisions.

        (a)    Unfunded Plan.    The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

        (b)    Limits of Liability.    Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(c) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

        (c)    Compliance with Applicable Legal Requirements.    No Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company's Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan are not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any book-entry or stock certificate evidencing Shares issued under the Plan that are subject to such securities law restrictions shall be accompanied by or bear an appropriate restrictive legend.

        (d)    Other Benefit and Compensation Programs.    Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

        (e)    Governing Law.    To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

        (f)    Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (g)    Code Section 409A.    It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

          (1)   If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a "separation from service" as such term is defined for purposes of Code Section 409A;

          (2)   If any amount shall be payable with respect to any such Award as a result of a Participant's "separation from service" at such time as the Participant is a "specified employee" within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant's separation from service or (ii) the Participant's death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

        (h)    Rule 16b-3.    It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 20(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

        (i)    Compensation Recoupment Policy.    Awards may be made subject to any compensation recoupment policy adopted by the Board or the Committee at any time prior to or after the effective date of the Plan, and as such policy may be amended from time to time after its adoption.

Date Please fold here – Do not separate The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3. 1. To elect seven directors: 01 Brent G. Blackey 05 J. Patrick O’Halloran FOR all nominees WITHHOLD 02 Paul F. Lidsky 06 James E. Ousley listed (except as authority to vote for 03 Margaret A. Loftus 07 Robert M. Price marked to the all nominees listed 04 Greg R. Meland contrary) (Instructions: To withhold authority to vote for any nominee, write that nominee’s name in the space provided below.) 2. To approve the Company’s 2011 incentive compensation plan to For Against Abstain permit the Company to grant shares of the Company’s common stock as awards to the Company’s employees, officers, non-employee directors and consultants: 3. To ratify McGladrey & Pullen, LLP as Datalink Corporation’s independent For Against Abstain registered public accounting firm. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3. Signature of Shareholder(s) NOTE: Please sign your name exactly as it is shown at the left. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such. EACH joint owner is requested to sign. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Shareholders, Proxy Statement and 2010 Annual Report to Shareholders are available at www.datalink.com/annualreport. DATALINK CORPORATION 8170 Upland Circle Chanhassen, MN 55317-8589 proxy This proxy is solicited by the Board of Directors. The shares of stock you hold in your account will be voted as you specify below. If no choice is specified, the Proxy will be voted “FOR” the election of the seven nominees under Proposal 1 and “FOR” Proposals 2 and 3. By signing the proxy, you revoke all prior proxies and appoint Gregory T. Barnum and Paul F. Lidsky, and each of them, with full power of substitution, to vote all of your shares of Datalink Corporation common stock held of record on the record date on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments thereof. DATALINK CORPORATION ANNUAL MEETING OF SHAREHOLDERS Thursday, May 12, 2011 3:00 p.m. 8170 Upland Circle Chanhassen, MN 55317-8589 See reverse for voting instructions.

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GENERAL INFORMATION
PROPOSAL NUMBER ONE Election of Directors
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION Summary Compensation Table
Outstanding Equity Awards at 2010 Fiscal Year End
Payments Upon Termination or Change in Control Provisions
DIRECTOR COMPENSATION
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH RELATED PERSONS
PROPOSAL NUMBER TWO Approval of the Datalink 2011 Incentive Compensation Plan
Equity Compensation Plan Information at Fiscal Year Ended December 31, 2010
AUDITING MATTERS
PROPOSAL NUMBER THREE Ratification of Independent Registered Public Accountants
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING
  Appendix A